SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

FILED BY THE REGISTRANT [X]                  FILED BY A PARTY OTHER THAN THE
                                             REGISTRANT [ ]

--------------------------------------------------------------------------------

CHECK THE APPROPRIATE BOX:
[X]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                           MFS/Sun Life Series Trust
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1)       Title of each class of securities to which transaction applies:

      2) Aggregate number of securities to which transaction applies:

      3)       Per unit price or other underlying value of transaction
                  computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      4) Proposed maximum aggregate value of transaction:

      5) Total fee paid:

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 011(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:

      2)    Form, Schedule or Registration Statement No.:

      3)    Filing Party:

      4)    Date Filed:

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


SUN LIFE INSURANCE                             80 Broad Street, 25th Floor
AND ANNUITY COMPANY                            New York, New York 10004-2209
OF NEW YORK
                                               Tel. (212) 943-3855
                                               Fax (212) 968-1090

                                                               February 2, 2001

Dear Contract Owner:

     A meeting of shareholders of each Series of MFS(R)/Sun Life Series Trust will be held at the offices of the Trust, 500 Boylston Street, 24th Floor, Boston, Massachusetts, on March 20, 2001, at 10:00 a.m. local time.

     All or part of the variable portion of your annuity Contract is invested in shares of one or more Series of the Trust. Although you are not a shareholder of any Series, you have the right to instruct Sun Life Insurance and Annuity Company of New York, issuer of the Contract, as to the manner in which the number of shares of each Series attributable to your Contract should be voted. Sun Life will follow voting instructions received at least one day prior to the meeting. Shares for which no timely voting instructions are received will be voted by Sun Life in the same proportion as the shares for which instructions are received.

     You will be asked to give voting instructions on several proposals, including the election of Trustees, authorizing the Trustees to adopt an Amended and Restated Declaration of Trust, amending or removing certain investment restrictions and ratifying the selection of accountants.

     We have enclosed a copy of the Notice of Special Meeting of Shareholders and Proxy Statement dated February 2, 2001, and a card entitled "Voting Instructions." This card should be used to register your vote on the proposals to be acted upon at the meeting.

     YOUR VOTE ON THESE MATTERS IS IMPORTANT. PLEASE COMPLETE THE VOTING INSTRUCTIONS CARD AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED IN ORDER TO ENSURE THAT ALL THE SHARES ATTRIBUTABLE TO YOUR CONTRACT ARE VOTED BY SUN LIFE.

                                           Sincerely,

                                           [Name]
                                           [Title]

SUN LIFE ASSURANCE COMPANY                  One Sun Life Executive Park
OF CANADA (U.S.)                            Wellesley Hills, Massachusetts 02481
                                            Tel. (617) 237-6030


                                                               February 2, 2001

Dear Contract Owner/Participant:

     A meeting of shareholders of each Series of MFS(R)/Sun Life Series Trust will be held at the offices of the Trust, 500 Boylston Street, 24th Floor, Boston, Massachusetts, on March 20, 2001, at 10:00 a.m. local time.

     All or part of the variable portion of your annuity Contract is invested in shares of one or more Series of the Trust. Although you are not a shareholder of any Series, you have the right to instruct Sun Life Assurance Company of Canada (U.S.), issuer of the Contract, as to the manner in which the number of shares of each Series attributable to your Contract should be voted. Sun Life will follow voting instructions received at least one day prior to the meeting. Shares for which no timely voting instructions are received will be voted by Sun Life in the same proportion as the shares for which instructions are received.

     You will be asked to give voting instructions on several proposals, including the election of Trustees, authorizing the Trustees to adopt an Amended and Restated Declaration of Trust, amending or removing certain investment restrictions and ratifying the selection of accountants.

     We have enclosed a copy of the Notice of Special Meeting of Shareholders and Proxy Statement dated February 2, 2001, and a card entitled "Voting Instructions." This card should be used to register your vote on the proposals to be acted upon at the meeting.

     YOUR VOTE ON THESE MATTERS IS IMPORTANT. PLEASE COMPLETE THE VOTING INSTRUCTIONS CARD AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED IN ORDER TO ENSURE THAT ALL THE SHARES ATTRIBUTABLE TO YOUR CONTRACT ARE VOTED BY SUN LIFE.

                                           Sincerely,

                                           [Name]
                                           [Title]

                          PRELIMINARY PROXY MATERIALS
                              NOT FOR DISTRIBUTION

                           MFS/SUN LIFE SERIES TRUST
                                  BOND SERIES
                          CAPITAL APPRECIATION SERIES
                          CAPITAL OPPORTUNITIES SERIES
                             EMERGING GROWTH SERIES
                         EMERGING MARKETS EQUITY SERIES
                              EQUITY INCOME SERIES
                         GLOBAL ASSET ALLOCATION SERIES
                           GLOBAL GOVERNMENTS SERIES
                              GLOBAL GROWTH SERIES
                        GLOBAL TELECOMMUNICATIONS SERIES
                           GLOBAL TOTAL RETURN SERIES
                          GOVERNMENT SECURITIES SERIES
                               HIGH YIELD SERIES
                     INTERNATIONAL GROWTH AND INCOME SERIES
                          INTERNATIONAL GROWTH SERIES
                             MANAGED SECTORS SERIES
                  MASSACHUSETTS INVESTORS GROWTH STOCK SERIES
                      MASSACHUSETTS INVESTORS TRUST SERIES
                             MID CAP GROWTH SERIES
                              MONEY MARKET SERIES
                              NEW DISCOVERY SERIES
                       RESEARCH GROWTH AND INCOME SERIES
                         RESEARCH INTERNATIONAL SERIES
                                RESEARCH SERIES
                            STRATEGIC GROWTH SERIES
                            STRATEGIC INCOME SERIES
                               TECHNOLOGY SERIES
                              TOTAL RETURN SERIES
                                UTILITIES SERIES

                              500 BOYLSTON STREET
                          BOSTON, MASSACHUSETTS 02116

                 NOTICE OF THE SPECIAL MEETING OF SHAREHOLDERS

                          TO BE HELD ON MARCH 20, 2001

A Special Meeting of Shareholders of each Series listed above of MFS/Sun Life Series Trust will be held at the offices of the Trust, 500 Boylston Street, 24th Floor, Boston, Massachusetts, at 10:00 a.m. on Tuesday, March 20, 2001, for the following purposes:

ITEM 1.  To elect a Board of Trustees.

ITEM 2. To authorize the Trustees to adopt an Amended and Restated Declaration of Trust.

ITEM 3. To amend, remove or add certain fundamental investment policies of the Series.

ITEM 4. To change the investment objective of the Money Market Series from fundamental to non-fundamental (only Money Market Series shareholders may vote on this Item).

ITEM 5. To ratify the selection of Deloitte & Touche LLP as the independent public accountants for each Series for the fiscal year ending December 31, 2001.

ITEM 6. To transact such other business as may properly come before the Meeting and any adjournments thereof.

YOUR TRUSTEES RECOMMEND THAT YOU VOTE IN FAVOR OF ALL ITEMS.

Shareholders of record on January 23, 2001 are entitled to vote at the Special Meeting of Shareholders and at any adjournments thereof.

                                         Stephen E. Cavan, Secretary and Clerk
February 2, 2001

                          PRELIMINARY PROXY MATERIALS
                              NOT FOR DISTRIBUTION

                                PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Trustees of MFS/Sun Life Series Trust (the "Trust") to be used at the Special Meeting of Shareholders (the "Meeting") of each series of the Trust listed below (the "Series") to be held at 10:00 a.m. on Tuesday, March 20, 2001 at the offices of the Trust, 500 Boylston Street, 24th Floor, Boston Massachusetts, and at any adjournment thereof. The Meeting will be held for the purposes set forth in the accompanying Notice. If the enclosed form of proxy is executed and returned, it may nevertheless be revoked prior to its exercise by a signed writing filed with the Secretary of the Trust or delivered at the Meeting. Solicitation of proxies is being made by the mailing of this Notice and Proxy Statement with its enclosures on or about February 2, 2001.

Shareholders of record at the close of business on January 23, 2001 will be entitled to one vote for each share held. As of January 23, 2001, the following number of shares of each Series were outstanding:


                               NUMBER OF                                   NUMBER OF
                                SHARES                                      SHARES
                              OUTSTANDING:                                OUTSTANDING:
           SERIES:                                 SERIES:

Bond Series                                 Managed Sectors Series
Capital Appreciation Series                 Massachusetts Investors Growth
Capital Opportunities Series                 Stock Series
Emerging Growth Series                      Massachusetts Investors Trust
Emerging Markets Equity Series               Series
Equity Income Series                        Mid Cap Growth Series
Global Asset Allocation Series              Money Market Series
Global Governments Series                   New Discovery Series
Global Growth Series                        Research Growth and Income
Global Telecommunications                    Series
  Series                                    Research International Series
Global Total Return Series                  Research Series
Government Securities Series                Strategic Growth Series
High Yield Series                           Strategic Income Series
International Growth and                    Technology Series
  Income Series                             Total Return Series
International Growth Series                 Utilities Series

On that date, all shares of each Series were owned of record by Sun Life Assurance Company of Canada (U.S.) ("Sun Life of Canada (U.S.)") and Sun Life Insurance and Annuity Company of New York ("Sun Life (N.Y.)") and held in Sun Life of Canada (U.S.) Variable Account D, Sun Life of Canada (U.S.) Variable

Account F, Sun Life (N.Y.) Variable Account C and Sun Life (N.Y.) Variable Account D (the "Variable Accounts"), separate accounts established to fund benefits under variable contracts issued by Sun Life of Canada (U.S.) and Sun Life (N.Y.), respectively. Sun Life of Canada (U.S.) and Sun Life (N.Y.) will solicit voting instructions with respect to shares held by the Variable Accounts from owners of and participants and payees under variable contracts participating in the investment experience of the Variable Accounts. All shares of each Series held by each Variable Account will be voted. Shares for which no timely voting instructions are received will be voted in the same proportion as shares for which instructions are received.

VOTE REQUIRED: Shareholders of all Series will vote together on Item 1. Shareholders of each Series will vote separately on each of Items 2, 3 and 5. Only Shareholders of the Money Market Series will vote on Item 4.

Each nominee named in Item 1 must be elected by a plurality of the shares of the Trust voted at the Meeting.

Approval of Items 2, 3 and 4 requires the affirmative vote of a "majority of the outstanding voting securities" of the relevant Series. Under the Investment Company Act of 1940, as amended (the "1940 Act"), the vote of "a majority of the outstanding voting securities" means the affirmative vote of the lesser of
(a) 67% or more of the voting securities present at the meeting or represented by proxy if holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities.

Approval of Item 5 requires the affirmative vote of a majority of the shares of the relevant Series voted at the Meeting.

The following table summarizes these voting requirements:

                                      Shareholders Entitled to Vote       Vote Required for Approval

Item 1                                Shareholders of each Series vote    Each nominee must be elected by a
(Election of Trustees)                together for each nominee           plurality of the shares of the
                                                                          Trust voted at the Meeting

Item 2                                Shareholders of each Series vote    Approved by a "majority of the
(Approval of Amended and Restated     separately                          outstanding voting securities" of
Declaration of Trust)                                                     each Series

Item 3                                Shareholders of each Series vote    Approved by a "majority of the
(Changes to Certain Fundamental       separately                          outstanding voting securities" of
Investment Policies)                                                      the relevant Series

Item 4                                Shareholders of the Money Market    Approved by a "majority of the
(Change to Investment Objective)      Series only                         outstanding voting securities" of
                                                                          the Money Market Series



Item 5                                Shareholders of each Series vote    Approved by a majority of the
(Ratification of Selection of         separately                          shares of the relevant Series
Auditors)                                                                 voted at the Meeting

The mailing address of the Trust is 500 Boylston Street, Boston, Massachusetts 02116. A copy of the Annual Report for the Series may be obtained without charge by contacting Sun Life Assurance Company of Canada (U.S.), Retirement Products and Services Division, P.O. Box 1024, Boston, MA 02103, or call by telephone toll-free at 1-800-752-7215.

ITEM 1 -- TO ELECT A BOARD OF TRUSTEES.

At the Meeting, shareholders will be asked to elect a Board of Trustees. The existing Trustees have determined, pursuant to the Trust's Declaration of Trust, that the number of Trustees shall be fixed at ten. Proxies not containing specific instructions to the contrary will be voted for the election as Trustees of the ten nominees listed below.

Except for Messrs. Bishop, Dulles, Prieur, Steinhart and Wright, all nominees are currently Trustees of the Trust and have served in that capacity continuously since originally elected or appointed. Messrs. Bishop, Dulles, Prieur, Steinhart and Wright were elected by the Trust's Board of Trustees on October 25, 2000, subject to approval by the Trust's shareholders. They do not currently serve as Trustees, but have agreed to do so if elected by shareholders. If, before the election, any nominee refuses or is unable to serve, proxies will be voted for a replacement nominee designated by the current Trustees. Messrs. Adams, Birchfield, Gutow, Horn and Phillips will continue to serve as Trustees whether or not shareholders approve Item 1.

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his successor is chosen and qualified.

The following table presents certain information regarding the Trustees, nominees for Trustee and the executive officers of the Trust, including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout.

                       NAME, POSITION WITH THE TRUST, AGE
                PRINCIPAL OCCUPATION AND OTHER DIRECTORSHIPS(1)

   SAMUEL ADAMS* Trustee (since 5/10/83) (born 10/19/25)
     Warner & Stackpole (Attorneys), Partner (until 1999); Kirkpatrick & Lockhart LLP, Of Counsel.

   J. KERMIT BIRCHFIELD Trustee (since 5/12/97) (born 1/8/40)
     Consultant; Displaytech, Inc. (manufacturer of liquid crystal display technology), Chairman; Century Partners, Inc. (investments), Managing Director; HPSC, Inc. (medical financing), Director; Dairy Mart Convenience Stores, Inc. (convenience stores), Director; Intermountain Gas Company, Inc. (public utility gas distribution), Director.

   WILLIAM R. GUTOW Trustee (since 5/12/97) (born 9/27/41)
     Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman.

   DAVID D. HORN** Trustee (since 4/24/86) (born 6/7/41)
     Retired; Sun Life Assurance Company of Canada, Former Senior Vice President and General Manager for the United States.

   DERWYN F. PHILLIPS Trustee (since 4/24/86) (born 8/31/30) Retired; The
     Gillette Company, Former Vice Chairman.

   ROBERT C. BISHOP Nominee for Trustee (born 1/13/43)
     Autoimmune Inc. (pharmaceutical product development), Chairman, Director, President and Chief Executive Officer; Millipore Corporation
     (purification/filtration products), Director; Quintiles Transnational Corp. (contract services to the medical industry), Director; Bancone Equity Capital, Life Sciences Advisory Board Member.

   FREDERICK H. DULLES Nominee for Trustee (born 3/12/42)
     McFadden, Pilkington & Ward (law firm), Partner (April 1997 to December 1999 and since January 2001), Of Counsel (January 2000 to November 2000); Jackson & Nash, LLP (law firm), Of Counsel (January 2000 to November
     2000); McDermott, Will & Emery (law firm), Partner (April 1994 to December
     1996), Of Counsel (January 1997 to April 1997).

   C. JAMES PRIEUR** Nominee for Trustee, President (since 7/29/99)
     (born 4/21/51) Sun Life Assurance Company of Canada, President and Chief Operating Officer (since April 1999), General Manager, U.S. (since November 1997); Vice President of Investments, Sun Life Assurance Company of Canada (1992 to November 1997).

   RONALD G. STEINHART Nominee for Trustee (born 6/15/40)
     Private Investor; Bank One Corporation, Officer (until January 2000); Bank One, Texas, N.A., Vice Chairman and Director; Prentiss Properties Trust (real estate investment trust), Director; NCH Corporation (manufacturer and distributor), Director.

   HAVILAND WRIGHT Nominee for Trustee (born 7/21/48)
     Displaytech, Inc. (manufacturer of liquid crystal display technology), Chief Executive Officer and Director.

   JAMES R. BORDEWICK, JR.* Assistant Secretary and Assistant Clerk (born
     3/6/59) Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel.

   MARK E. BRADLEY* Assistant Treasurer (born 11/23/59)
     Massachusetts Financial Services Company, Vice President (since March
     1997); Putnam Investments, Vice President (prior to March 1997).

   STEPHEN E. CAVAN* Secretary and Clerk (born 11/6/53)
     Massachusetts Financial Services Company, Senior Vice President, General Counsel and Secretary.

   ROBERT R. FLAHERTY* Assistant Treasurer (born 09/18/63)
     Massachusetts Financial Services Company, Vice President (since August
     2000); UAM Fund Services, Senior Vice President (since 1996); Chase Global Fund Services, Vice President (1995 to 1996).

   LAURA F. HEALY* Assistant Treasurer (born 3/20/64)
     Massachusetts Financial Services Company, Vice President (since December
     1996); State Street Bank Fund Administration Group, Assistant Vice President (prior to December 1996).

   ELLEN MOYNIHAN* Assistant Treasurer (born 11/13/57)
     Massachusetts Financial Services Company, Vice President (since September
     1996); Deloitte & Touche, LLP, Senior Manager (prior to September 1996).

   JAMES O. YOST* Treasurer (born 6/12/60)
     Massachusetts Financial Services Company, Senior Vice President.

-----------------------
(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (the "SEC") (i.e., "public companies").
* "Interested person" (as defined in the 1940 Act) of Massachusetts Financial Services Company ("MFS"), the address of which is 500 Boylston Street, Boston, Massachusetts.
** "Interested person" (as defined in the 1940 Act) of Sun Life of Canada (U.S.), the address of which is One Sun Life Executive Park, Wellesley Hills, Massachusetts.

All of the Trustees are also Members of the Boards of Managers of Money Market Variable Account, High Yield Variable Account, Capital Appreciation Variable Account, Government Securities Variable Account, Global Governments Variable Account, Total Return Variable Account and Managed Sectors Variable Account, which were established by Sun Life of Canada (U.S.) in connection with the sale of Compass combination fixed/variable annuity contracts. The executive officers of the Trust hold similar offices for these variable accounts.

The following table shows the cash compensation paid to the Trustees for the Series' most recent fiscal year.

                           TRUSTEE COMPENSATION TABLE


                                              Samuel       J. Kermit      William     David D.     Garth           Derwyn F.
Series                                        Adams(1)     Birchfield(1)  Gutow(1)    Horn(1)      Marston(1)(3)   Phillips(1)
------------------------------------------------------------------------------------------------------------------------------

Bond Series                                   $194         $237           $220        $194         $150            $220
Capital Appreciation Series                   7,892        9,608          8,922       7,892        6,108           8,922
Capital Opportunities Series                  1,630        1,985          1,843       1,630        1,262           1,843
Emerging Growth Series                        5,390        6,561          6,093       5,390        4,171           6,093
Emerging Markets Equity Series                143          174            162         143          111             162
Equity Income Series                          153          186            173         153          118             173
Global Asset Allocation Series                467          568            528         467          361             528
Global Governments Series                     278          338            314         278          215             314
Global Growth Series                          1,685        2,052          1,905       1,685        1,304           1,905
Global Telecommunications                     0            0              0           0            0               0
  Series
Global Total Return Series                    400          487            452         400          310             452
Government Securities Series                  1,909        2,323          2,158       1,909        1,477           2,158
High Yield Series                             1,326        1,614          1,499       1,326        1,026           1,499
International Growth Series                   249          303            282         249          193             282
International Growth and Income               316          384            357         316          244             357
  Series
Managed Sectors Series                        2,560        3,116          2,894       2,560        1,981           2,894
Massachusetts Investors Growth                2,026        2,467          2,291       2,026        1,568           2,291
  Stock Series
Massachusetts Investors Trust                 8,346        10,161         9,435       8,346        6,459           9,435
  Series
Mid Cap Growth Series                         0            0              0           0            0               0
Money Market Series                           1,877        2,285          2,121       1,877        1,452           2,121
New Discovery Series                          244          297            276         244          189             276
Research Series                               4,651        5,662          5,258       4,651        3,599           5,258
Research Growth and Income                    295          359            333         295          228             333
  Series
Research International Series                 112          136            126         112          86              126
Strategic Growth Series                       34           41             38          34           26              38
Strategic Income Series                       73           89             83          73           57              83
Technology Series                             0            0              0           0            0               0
Total Return Series                           7,019        8,545          7,935       7,019        5,432           7,935
Utilities Series                              1,523        1,854          1,722       1,523        1,179           1,722

                                                    Total Trustee Fees
                                                        from Trust
Trustee                                             and Fund Complex(2)

Samuel Adams                                        $ 57,500
J. Kermit Birchfield                                  70,000
William Gutow                                        135,308
David D. Horn                                         57,500
Garth Marston(3)                                      44,500
Derwyn F. Phillips                                    65,000

--------------------------
(1)  For the year ended December 31, 2000.
(2) All Trustees receiving compensation from the Trust served as Trustee of 36 funds within the MFS Fund complex having aggregate net assets at December 31, 2000 of $15.9 billion, except Mr. Gutow, who served as Trustee of 64 funds within the MFS complex (having aggregate net assets at December 31, 2000 of approximately $22.3 billion).
(3) Mr. Marston retired as a Trustee in May, 2000. He currently serves as Trustee Emeritus.

The Trustees have established a retirement policy providing for the retirement of all current Trustees and Trustees elected by shareholders after September, 2000 at age 78 and 73, respectively, with an opportunity to serve in a non-Trustee "Trustee Emeritus" position for up to five years following the date of retirement. The Trustees have currently fixed the compensation for the Trustee Emeritus position at one-half of the annual retainer and per meeting fee paid to the Trustees. Mr. Garth Marston, who retired from the Board in May, 2000, currently serves as a Trustee Emeritus.

The Board of Trustees of the Trust met five times during its last fiscal year. The Board has a standing Audit Committee, currently composed of Messrs. Birchfield, Gutow and Phillips, which met twice during the Trust's last fiscal year, to review the internal and external accounting and auditing procedures of the Trust and, among other things, to consider the selection of independent public accountants for the Trust, to approve all significant services proposed to be performed by its independent public accountants and to consider the possible effect of such services on the independence of those accountants. The Board has created a Nominating Committee, composed of Messrs. Birchfield, Gutow and Phillips, that is responsible for recommending qualified candidates to the

Board in the event that a position is vacated or created. The Nominating Committee consists only of Trustees who are not "interested persons" of the Trust as defined in the 1940 Act. The Nominating Committee would consider recommendations by shareholders if a vacancy were to exist. Shareholders wishing to recommend Trustee candidates for consideration by the Nominating Committee may do so by writing the Secretary of the Trust. Members of the Nominating Committee confer periodically and hold meetings as required. The Nominating Committee met once during 2000 and selected the nominees for Trustee listed above. Each Trustee attended at least 75% of all Board and applicable committee meetings.

The Trust's Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless it is finally adjudicated or, in case of a settlement, it has been determined by fair and reasonable means, that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, no indemnification will be paid to any Trustee or officer for any liability to the Trust or its shareholders which arose by reason of his willful misfeasance, bad faith, gross negligence or reckless disregard of his duties.

REQUIRED VOTE

Approval of this proposal as to any nominee will require the affirmative vote of a plurality of the outstanding shares of the Trust voting at the Meeting in person or by proxy.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF EACH SERIES VOTE FOR THE ELECTION OF EACH NOMINEE AS A TRUSTEE OF THE TRUST.

ITEM 2 -- TO AUTHORIZE THE TRUSTEES TO ADOPT AN AMENDED AND RESTATED DECLARATION OF TRUST.

At the Meeting, shareholders will be asked to authorize the Trustees to adopt the Amended and Restated Declaration of Trust appearing in Appendix A to this proxy statement (the "Restated Declaration"). The Restated Declaration amends the Trust's existing Declaration of Trust (the "Existing Declaration") in its entirety. The Trustees have approved the Restated Declaration and recommend that shareholders authorize the Trustees to adopt it. The Restated Declaration is the standard form that will be used for all new MFS funds organized as Massachusetts business trusts in the future.

The Restated Declaration gives the Trustees more flexibility and, subject to applicable requirements of the 1940 Act and Massachusetts law, broader authority to act. This increased flexibility may allow the Trustees to react more quickly to changes in competitive and regulatory conditions and, as a consequence, may allow the Series to operate in a more efficient and economical manner. Adoption of the Restated Declaration will not alter in any way the Trustees' existing fiduciary obligations to act with due care and in the shareholders' interests. Before utilizing any new flexibility that the Restated Declaration may afford, the Trustees must first consider the shareholders' interests and then act in accordance with those interests.

Shareholders should note that the Series' investments and investment policies will not change by virtue of the adoption of the Restated Declaration. However, certain of the Series' investment policies will be affected by other items in this proxy statement.

The Restated Declaration makes a number of significant changes to the Existing Declaration. Certain of these changes give the Trustees greater flexibility and broader authority to act without shareholder approval. The most significant changes are summarized below. In addition to the changes described below, there are other substantive and stylistic differences between the Restated Declaration and the Existing Declaration. The following summary is qualified in its entirety by reference to the Restated Declaration itself, which is attached as Appendix A to this proxy statement. The attached Restated Declaration has been marked to show changes from the Existing Declaration.

SIGNIFICANT CHANGES

1. DOLLAR - WEIGHTED VOTING. The Restated Declaration provides that each shareholder of each Series is entitled to one vote for each dollar of net asset value of the Series represented by the shareholder's shares of the Series, on each matter on which that shareholder is entitled to vote. This means that shareholders with larger investments will have more votes than shareholders with smaller investments. The Existing Declaration provides that each share of each Series is entitled to one vote on each matter on which shares of that Series are entitled to vote. The outcome of items on which shareholders of the Series vote together as a single class could be particularly affected by the change to dollar - weighted voting. The Trustees believe this change is appropriate because it would match a shareholder's economic interest in the Trust with the shareholder's voting powers, and conversely would prevent a shareholder who holds many shares with a relatively low price per share (e.g., of the Money Market Series) from having disproportionately large voting powers.

2. REORGANIZATION. The Restated Declaration permits the Trustees, without shareholder approval, to reorganize all or a portion of any Series or class or the Trust as a whole into another entity, or to incorporate all or a portion of any Series or class or the Trust as a whole. The Existing Declaration requires shareholder approval to transfer all of the assets of any Series (a reorganization or reincorporation would require such a transfer of assets).

Under certain circumstances, it may not be in the shareholders' interest to require a shareholder meeting to permit all or a portion of the Trust, a Series or class to reorganize into another entity or to incorporate. For example, in order to reduce the cost and scope of state regulatory requirements or to take advantage of a more favorable tax treatment offered by another state, the Trustees may determine that it would be in the shareholders' interests to reorganize a Series to domicile it in another state or to change its legal form. Under the Existing Declaration, the Trustees cannot effectuate such a potentially beneficial reorganization without first conducting a shareholder meeting and incurring the attendant costs and delays. The Restated Declaration gives the Trustees the flexibility to reorganize all or a portion of the Trust or any of its Series or classes and achieve potential shareholder benefits without incurring the delay and potential costs of a proxy solicitation. Such flexibility should help to assure that the Trust and the Series operate under the most appropriate form of organization.

The Restated Declaration requires that shareholders receive written notification of any proposed reorganization transaction.

The Restated Declaration does not permit the Trust or any Series or class to merge with or sell its assets to another operating entity without first obtaining shareholder approval.

3. FUTURE AMENDMENTS. The Restated Declaration may be amended without shareholder approval in most cases. The Existing Declaration may be amended without shareholder approval only in certain limited circumstances. Under the Restated Declaration, shareholders generally have the right to vote on any amendment affecting their voting powers, on any amendment affecting the amendment provisions of the Restated Declaration, on any amendment required by law, or by the Trust's registration statement, to be approved by shareholders, and on any amendment submitted to shareholders by the Trustees. By allowing amendment of the Restated Declaration without shareholder approval, the Restated Declaration gives the Trustees the necessary authority to react quickly to future contingencies.

The Restated Declaration also permits the Trustees to adopt by-laws concerning the conduct of business of the Trust and to amend or repeal the by-laws at any time so long as the by-laws are not inconsistent with the Declaration. Under the Existing Declaration, shareholder approval is required to amend certain provisions of the by-laws. Those provisions require the Trust to employ a bank or trust company as custodian for the safekeeping of Trust assets, and are now more restrictive than applicable law. By allowing amendment of all provisions of the by-laws without shareholder approval, the Restated Declaration gives the Trustees the necessary authority to react quickly to future events, including changes in law.

4. INVESTMENT IN OTHER INVESTMENT COMPANIES. The Restated Declaration permits each Series to invest in other investment companies to the extent not prohibited by the 1940 Act, and rules and regulations thereunder. Recent amendments to the 1940 Act permit mutual funds to invest their assets in one or more registered investment companies so long as certain conditions are met. It is possible that there could be additional amendments to the 1940 Act in the future which affect mutual funds' ability to invest in other funds. An investment structure where a fund invests all of its assets in a single investment company is sometimes referred to as a "master/feeder" structure. An investment structure where a fund invests its assets in more than one investment company is sometimes referred to as a "fund of funds" structure. These structures may permit operational efficiencies and economies of scale.

The Restated Declaration will permit the Series to take advantage of the recent changes in law, as well as any future changes in law or regulation on this topic. Under the Restated Declaration, the Trustees have the power to implement a master/feeder, fund of funds or other similar structure without seeking shareholder approval. While the Trustees have no current intention of implementing a master/feeder, fund of funds or other similar structure at this time, the Trustees believe it could be in the best interest of the Series to do so at a future date. Shareholders of a Series would be notified if the Trustees decide to implement such a structure for that Series, and no Series will implement such a structure unless its investment restrictions permitted it to do so. The Series' investment restrictions are addressed in Item 3 in this proxy statement.

5. REDEMPTION. The Restated Declaration permits the Trustees to redeem shares at any time for any reason the Trustees deem appropriate. The Existing Declaration permits the Trustees to redeem shares only in certain limited circumstances. Under the Restated Declaration, the Trustees will be able to cause a shareholder's shares to be redeemed in order to eliminate small accounts for administrative efficiencies and cost savings, to protect the tax status of a Series if necessary, and if it is determined, pursuant to policies adopted by the Trustees, that such redemption is in the best interests of the other shareholders of the applicable Series (for example, in the case of a market timer). The Restated Declaration also clarifies that redemption fees and back-end sales charges may be charged upon redemption although there is no current intention to do so.

6. CLASSES OF SHARES. The Restated Declaration permits the Trustees to divide shares of the Trust or any Series into one or more classes and to establish the rights, privileges and preferences of any such classes. As a general matter, the Restated Declaration incorporates references to classes of shares where appropriate. As is the case under the Existing Declaration with respect to the termination of any Series, the Restated Declaration permits the Trustees, without shareholder approval, to terminate any class of any Series at any time.

OTHER CHANGES

The Restated Declaration also changes the Existing Declaration as follows:

1. The Restated Declaration permits the Series to enter into and amend advisory and subadvisory agreements without shareholder approval if permitted by the 1940 Act or any exemptive order issued under such Act.

2. The Restated Declaration explicitly allows the Trustees to effect mergers, reorganizations and similar transactions through any method approved by the Trustees, including share-for-share exchanges, transfers or sales of assets, shareholder in-kind redemptions and purchases, and exchange offers.

3. The Restated Declaration confirms and clarifies various existing Trustee powers. For example, the Restated Declaration clarifies that, among other things, the Trustees may delegate authority to investment advisers and other agents, may guarantee the indebtedness and contractual obligations of others on behalf of the Trust, may purchase insurance insuring Trusts assets, employees and Trustees, and may invest Trust assets in all types of investments including derivatives. The Restated Declaration also provides that the Trustees may, but are not obligated to, employ a custodian for the safekeeping of Trust assets.

4. The Restated Declaration provides that the Trustees may enter into distribution contracts providing for the sale of shares of one or more Series or classes. Under any distribution contracts, the Trust may either agree to sell the shares to the other party to the contract or may appoint any such other party its sales agent for the shares.

5. The Restated Declaration provides for (i) the removal of any Trustee at any time by the affirmative vote of two-thirds of the outstanding shares of the Trust or by the vote of two-thirds of the remaining Trustees, (ii) the automatic retirement of Trustees in accordance with any retirement policy set by the Trustees, and (iii) the automatic retirement of Trustees when their terms, if any, expire. The Restated Declaration does not require the Trustees to provide notice to shareholders of the appointment of a new Trustee.

6. The Restated Declaration states that by becoming a shareholder of the Trust or any Series each shareholder shall be held expressly to have assented to and agreed to be bound by the provisions of the Restated Declaration.

7. The Restated Declaration clarifies that except when a larger vote is required by applicable law or by any provision of the Declaration or the by-laws of the Trust, a majority of the shares voted in person or by proxy will decide any questions and a plurality will elect a Trustee. However, where any provision of law or of the Declaration requires that the holders of any Series or class vote as a Series or class, then a majority of the shares of that Series or class voted on the matter will decide that matter insofar as that Series or class is concerned. A similar provision previously was contained in the by-laws of the Trust.

8. The Restated Declaration states that rights to indemnification or insurance cannot be limited retroactively.

9. The Restated Declaration no longer requires that the number of Trustees be fixed in writing or that Trustees be appointed in writing, and provides that the Trustees may act by majority written consent. The Restated Declaration also provides that shareholders may receive notices and other information electronically, and simplifies the information delivery requirements for shareholders in the same household. These provisions are intended to simplify administration of the Trust's affairs.

10. The Restated Declaration states that shareholders of all Series of the Trust generally will vote together on all matters except when the Trustees determine that only shareholders of particular Series or Class are affected by a particular matter or when applicable law requires shareholders to vote separately by Series or Class.

11. The Restated Declaration states that shareholders may not bring suit on behalf of the Trust without first requesting that the Trustees bring such suit unless there would be irreparable injury to the Trust or if a majority of the Trustees has personal financial interest in the action. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees or as trustees of funds with the same or an affiliated investment adviser or distributor. A similar provision appears in the Trust's By-Laws.

12. The Restated Declaration states that actions taken by the Trustees and officers in good faith and with reasonable care are binding on all concerned.

If the Restated Declaration is not approved by each Series, the Existing Declaration will remain in effect.

REQUIRED VOTE

The affirmative vote of the holders of a "majority of the outstanding voting securities" of each Series, voting separately, is required to authorize the Trustees to adopt the Restated Declaration.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF EACH SERIES VOTE FOR AUTHORIZING THE TRUSTEES TO ADOPT THE AMENDED AND RESTATED DECLARATION OF TRUST.

ITEM 3 -- TO AMEND, REMOVE OR ADD CERTAIN FUNDAMENTAL INVESTMENT POLICIES OF THE SERIES.

Each Series has adopted certain investment restrictions or policies that are "fundamental," meaning that as a matter of law they cannot be changed without shareholder approval. Over time, some Series have adopted fundamental policies to reflect certain regulatory, business or industry conditions. Changes in applicable law now permit investment companies like the Series to eliminate certain of these policies.

The Board of Trustees, together with the Trust's officers and MFS, has reviewed the Series' current fundamental policies, and has concluded that certain policies should be eliminated or revised based on the development of new practices and changes in applicable law. In certain cases, an additional fundamental policy is required. The proposed revised policies for each Series are listed in Appendix B. At the Meeting, shareholders will be asked to approve the revised policies and to eliminate all other fundamental policies.

The revised policies maintain important investor protections while providing flexibility to respond to changing markets, new investment opportunities and future changes in applicable law. The Trustees believe that implementing the revised policies will facilitate MFS' management of the Series' assets and simplify the process of monitoring compliance with investment policies.

THE PROPOSED AMENDMENTS DO NOT AFFECT THE INVESTMENT OBJECTIVES OF THE SERIES, WHICH REMAIN UNCHANGED. THE SERIES WILL CONTINUE TO BE MANAGED IN ACCORDANCE WITH THE INVESTMENT POLICIES DESCRIBED IN THE PROSPECTUS. MOREOVER, THE BOARD DOES NOT ANTICIPATE THAT THE CHANGeS, INDIVIDUALLY OR IN THE AGGREGATE, WILL CHANGE TO A MATERIAL DEGREE THE LEVEL OF INVESTMENT RISK ASSOCIATED WITH AN INVESTMENT IN ANY SERIES.

Each investment policy proposed to be revised, eliminated or added is discussed below. The Series affected by the proposed changes are listed in italics at the beginning of each section. Appendix B lists the fundamental policies that will apply to each Series if shareholders of that Series approve this proposal. Appendix C lists each Series' current fundamental investment policies and the proposed action to be taken with respect to each policy.

A.  Borrowing

    Changes proposed for all Series

It is proposed that the policy concerning borrowing be changed so that each Series may borrow money only to the extent such borrowing is not prohibited by the 1940 Act and exemptive orders granted under such Act.

Currently, certain Series may borrow up to specified percentages of their assets, and there are no restrictions on what those borrowings may be used for. Certain other Series may borrow only for extraordinary or emergency purposes to meet redemption requests and may not pledge their assets to secure their borrowings or may pledge assets only to a limited extent. Some of these Series also may not borrow for leverage purposes and may not purchase any investments when borrowings are outstanding or may do so only to a limited extent.

The 1940 Act does not require that borrowings be made solely for emergency purposes, nor does the 1940 Act require any limit on assets pledged to secure borrowings. It is possible that the Series' existing policies could prevent them from borrowing when it is in the best interests of shareholders to do so. The revised policy will give the Series the maximum amount of flexibility to borrow permitted by applicable law, and the ability to pledge their assets to support those borrowings if necessary. Currently, the 1940 Act permits investment companies like the Series to borrow money so long as there is 300% asset coverage of the borrowings. This means that borrowings cannot exceed one-third of an investment company's total assets after subtracting liabilities other than the borrowings. Of course, this law could change in the future. If the Series intend to borrow to any material extent, this intention will be disclosed in the Series' prospectus or statement of additional information.

B.  Underwriting Securities

    Changes proposed for all Series

It is proposed that the policy concerning underwriting securities be changed so that each Series may not underwrite securities issued by other persons, except that all or any portion of the assets of the Series may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act, and except insofar as the Series may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security.

Currently, each Series is prohibited from underwriting securities issued by others except to the extent the Series may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities. The revised policy also provides that a Series shall not be deemed to underwrite securities by virtue of employing a master/feeder or fund-of-funds investment structure as permitted by applicable law. Utilizing these investment structures is discussed in Item 2 of this proxy statement (under "Significant Changes -- 4. Investment in Other Investment Companies") and in section K below.

C.  Real Estate, Oil and Gas, Mineral Interests, and Commodities

    Changes proposed for all Series

It is proposed that the policy concerning real estate, oil, gas and mineral interests, and commodities be changed so that each Series may not purchase or sell real estate (excluding securities secured by real estate and securities of companies that deal in real estate), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies, options, futures and forwards) in the ordinary course of its business. Each Series will retain the right to hold and sell real estate, mineral leases, commodities or commodity contracts acquired as a result of the ownership of securities.

As noted in Appendix C, certain Series currently have separate policies regarding investment in real estate and interests in oil, gas or mineral leases. The revised policy combines these separate policies into one.

The revised policy also clarifies that the restrictions relating to investments in real estate and commodities do not apply to investments in currencies, any type of option contract, futures contracts, forward contracts, securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein. While some of these clarifications are included in the current policies for some Series, the revised policy will apply to each Series on a consistent basis. If the Series intend to make these types of investments to any material extent, this intention will be disclosed in the Series' prospectus or statement of additional information.

D.  Issuance of Senior Securities

It is proposed that the policy concerning the issuance of senior securities be changed so that each Series may issue senior securities only to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act. For purposes of this restriction, collateral arrangements with respect to swaps, options, futures, forwards and initial and variation margin are not deemed to be the issuance of a senior security.

     Changes proposed for:

      Bond Series                          International Growth Series
      Capital Opportunities Series         Massachusetts Investors Growth Stock Series
      Emerging Growth Series               Mid Cap Growth Series
      Emerging Markets Equity Series       New Discovery Series
      Equity Income Series                 Research Growth and Income Series
      Global Asset Allocation Series       Research International Series
      Global Growth Series                 Research Series
      Global Telecommunications            Strategic Growth Series
       Series                              Strategic Income Series
      Global Total Return Series           Technology Series
      International Growth and Income
       Series

Currently, each Series listed above is subject to a fundamental investment policy that provides that it may not issue any senior securities except as permitted by the 1940 Act. Certain technical changes are being made to this policy to clarify the circumstances in which a Series may issue senior securities, including pursuant to any exemptive relief under the 1940 Act.

     Changes proposed for:

      Capital Appreciation Series          Massachusetts Investors Trust Series
      Global Governments Series            Money Market Series
      Government Securities Series         Total Return Series
      High Yield Series                    Utilities Series
      Managed Sectors Series

Each Series listed above currently has, instead of a fundamental policy about the issuance of senior securities, a fundamental policy that prevents the Series from purchasing any security on margin. Margin transactions generally involve the purchase of securities with money borrowed from a broker, with cash or securities being used as collateral against the loan. The staff of the SEC currently takes the position that margin transactions are prohibited by the 1940 Act because they involve borrowing from a broker (which is not permitted), rather than from a bank (which is permitted in certain circumstances). MFS has recommended the elimination of this policy on margin transactions to provide the Series with the maximum amount of flexibility permitted by applicable law, and any future changes in law, on this topic. Accordingly, it is proposed that this policy be deleted in its entirety for each Series listed above and replaced with the policy described above relating to the issuance of senior securities.

E.   Lending of Money or Securities

      Changes proposed for all Series

It is proposed that the policy concerning lending money be changed so that each Series may make loans only to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act.

Currently, each Series is prohibited from lending money. Certain Series are also prohibited from lending their securities. Investments in commercial paper, debt securities and repurchase agreements are not treated as loans for purposes of these policies. The revised policy will permit each Series to make loans, whether of money or securities, so long as the transactions are permitted by applicable law. Lending securities may be a source of income to the Series and is permitted under the 1940 Act, subject to certain limitations. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower of the securities fail financially. However, in accordance with procedures approved by the Trustees, loans would be made only to firms deemed by MFS to be of good standing, and when, in the judgment of MFS, the consideration which can be earned currently from securities loans justifies the attendant risk.

It is unlikely that the Series would lend money, except to the extent that the purchase of debt securities can be considered a loan; however, the Series could lend money to other Series or to other funds advised by MFS or one of its affiliates. Loans to other Series or MFS-advised funds would require exemptive relief from the SEC.

F.   Industry Concentration

     Changes proposed for all Series except the Global Governments Series, Global Telecommunications Series, Government Securities Series, Managed Sectors Series and Utilities Series

It is proposed that the policy concerning concentration in a particular industry be changed so that each Series may not purchase any securities of an issuer of a particular industry if as a result 25% or more of that Series' total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry.

Currently, each Series except the Global Governments Series, Global Telecommunications Series, Government Securities Series, Managed Sectors Series and Utilities Series is prohibited from investing more than 25% of the value of its assets in any one industry. The revised policy clarifies that this calculation is made with respect to a Series' total assets taken at market value at the time of purchase of the security in question.

The revised concentration policy for the Money Market Series would not apply to securities or obligations issued or guaranteed by banks or bank holding companies, finance companies or utility companies. The current concentration policy for the Money Market Series states that the policy does not apply to certificates of deposit or securities issued or guaranteed by domestic banks. Thus, the Money Market Series would be able to invest a greater percentage of its assets in non-domestic banks, bank holding companies, finance companies and utility companies than it would be able to under the current concentration policy.

     Changes proposed for:

      Global Governments Series
      Government Securities Series
      Managed Sectors Series

These Series currently do not have a concentration policy. It is proposed that these Series adopt the revised concentration policy described in this section.

G.   Short Sales - Removal of Policy

     Removal of policy proposed for:

      Capital Appreciation Series          Massachusetts Investors Trust Series
      Global Governments Series            Money Market Series
      Government Securities Series         Total Return Series
      High Yield Series                    Utilities Series
      Managed Sectors Series

Currently, each Series listed above is prohibited from making short sales of securities, except that certain Series may make short sales "against the box" (short sales where the Series owns or has the right to acquire at no added cost securities identical to those sold short). The 1940 Act prohibits mutual funds from making short sales of securities except in accordance with SEC rules and regulations. The SEC has not adopted any rules or regulations relating to short sales, except that the staff of the SEC regards a short sale as a form of leverage and has taken positions with respect to the use of leveraging transactions. Accordingly, the Series' investment policy is more restrictive than applicable law. Each Series is proposing to delete this policy in its entirety in order to have the maximum amount of flexibility permitted by applicable law, and any future changes in law, on this topic.

In a typical short sale a Series borrows securities from a broker that it anticipates will decline in value in order to sell to a third party. The Series becomes obligated to return securities of the same issue and quantity at some future date, and it realizes a profit or loss depending upon whether the market price of the security decreases or increases between the date of the short sale and the date on which the Series must replace the borrowed security. Because the value of a particular security can increase without limit, a Series could potentially realize losses with respect to short sales that are not "against the box" that could be significantly greater than the value of the securities at the time they are sold short. If a Series intends to engage in short sales to any material extent, the prospectus and statement of additional information will disclose that intention.

H.   Illiquid Investments - Removal of Policy

     Removal of policy proposed for:

      Capital Appreciation Series          Massachusetts Investors Trust Series
      Global Governments Series            Money Market Series
      Government Securities Series         Total Return Series
      High Yield Series                    Utilities Series
      Managed Sectors Series

Currently, the Government Securities Series and the Money Market Series are prohibited from investing in securities of issuers which are not readily marketable (except for certain repurchase agreements), and the other Series named above are prohibited from investing more than 10% of their total assets (15% for the Utilities Series) in securities of issuers which are not readily marketable.

These investment policies are more restrictive than the current policies of the SEC. The staff of the SEC has taken the position that if a mutual fund holds a material percentage (i.e., 10% of the net assets of a money market fund and 15% of the net assets of other types of mutual funds) of its assets in illiquid investments, or securities that may not be sold or disposed of in the ordinary course of business at approximately the price at which the fund values the investments, there may be a question as to the fund's ability to pay redemption proceeds on shares redeemed within seven days of the redemption request. The Series wish to remove the current investment policies in order to have the full flexibility permitted by applicable law and policy positions, and any future changes in law and policy, on this topic.

Of course, each Series will continue to adhere to applicable rules and policies relating to investments in illiquid securities. Current SEC policies require that a fund's ability to invest in these types of securities should be disclosed in its prospectus. The Series' prospectus or statement of additional information complies with this policy.

I.   Repurchase Agreements - Removal of Policy

     Removal of policy proposed for:

      Capital Appreciation Series          Managed Sectors Series
      Global Governments Series            Massachusetts Investors Trust Series
      Government Securities Series         Money Market Series
      High Yield Series                    Total Return Series

Currently, each Series listed above is prohibited from entering into repurchase agreements if, as a result, more than 10% of the Series' total assets would be subject to repurchase agreements maturing in more than seven days. As described under section H. above, this policy is more restrictive than the current policy of the SEC with respect to securities that may be considered illiquid, such as repurchase agreements maturing in more than seven days. These Series are proposing to delete this investment policy in order to permit the Series the maximum flexibility with respect to their investments in repurchase agreements. Of course, each of the Series will continue to adhere to applicable rules and policies relating to investments in illiquid securities.

J.   Transactions with Affiliates - Removal of Policy

     Removal of policy proposed for:

      Capital Appreciation Series          Managed Sectors Series
      Global Governments Series            Massachusetts Investors Trust Series
      Government Securities Series         Money Market Series
      High Yield Series                    Total Return Series

Currently, each Series listed above is prohibited from investing in securities of issuers in which the Series' Trustees or the Directors and officers of MFS, Sun Life of Canada (U.S.) or Sun Life (N.Y.) own a certain percentage of securities. This policy was required by certain state laws which no longer apply to the Series. It is proposed that this policy be eliminated in order to provide each Series with the maximum amount of flexibility.

If this policy is eliminated, a Series would be able to invest in the securities of any issuer without regard to ownership in that issuer by management of the Series, MFS, Sun Life of Canada (U.S.), or Sun Life (N.Y.), except to the extent prohibited by the Series' investment objective and policies and the 1940 Act. Transactions with affiliates are permitted under the 1940 Act only in limited circumstances, and MFS maintains a code of ethics to monitor affiliated transactions affecting the Series. Therefore, the Trustees believe this policy is no longer necessary.

K.   Securities of other Investment Companies - Removal of Policy

     Removal of policy proposed for:

      Capital Appreciation Series          Managed Sectors Series
      Global Governments Series            Massachusetts Investors Trust Series
      Government Securities Series         Money Market Series
      High Yield Series                    Total Return Series

Currently, each Series listed above is prohibited from investing in securities of other investment companies. This policy deals with certain anti-pyramiding concerns addressed by the 1940 Act. However, the 1940 Act permits mutual funds to invest their assets in one or more investment companies so long as certain conditions are met. In order to take advantage of the flexibility of current and future applicable law and regulation, it is proposed that these Series eliminate this policy. The Series have no current intention to invest all or substantially all of their assets in other investment companies at this time. However, the Series may invest a more limited amount of their assets in other investment companies in accordance with the requirements of the 1940 Act and the regulations thereunder. If the Series intend to invest in other investment companies to any material extent, this intention will be disclosed in the Series' prospectus or statement of additional information.

L.   Options - Removal of Policy

     Removal of policy proposed for:

      Capital Appreciation Series          Managed Sectors Series
      Global Governments Series            Massachusetts Investors Trust Series
      Government Securities Series         Money Market Series
      High Yield Series                    Total Return Series

Currently, each Series listed above is prohibited from purchasing certain types of options. This policy was required by certain state laws which no longer apply to the Series. The Trustees have recommended the elimination of this policy in order to provide the Series with the maximum amount of flexibility.

If the proposal is approved, each Series would no longer be prohibited under its fundamental policies from engaging in a variety of options transactions for hedging purposes and to increase investment return. The Trustees believe that this enhanced flexibility could assist a Series in achieving its investment objective under certain market conditions. A call option gives the holder the right to purchase, and obligates the writer to sell, an asset such as a security, a currency or a unit of an index, at the exercise price prior to or on the expiration date. A put option gives the holder the right to sell, and obligates the writer to buy, an asset at the exercise price prior to or on the expiration date. In order for a put option purchased by a Series to be profitable, the market price of the underlying asset must decline sufficiently below the exercise price to cover the premium and transaction costs paid by a Series. In order for a call option purchased by the Series to be profitable, the market price of the underlying asset must rise sufficiently above the exercise price to cover the premium and transaction costs paid by the Series. If an option expires unexercised, a Series will receive nothing for its premium payment.

When a Series writes a call option, it gives up the opportunity to profit from any increase in the price of an asset above the exercise price of the option; when it writes a put option, the Series takes the risk that it will be required to purchase an asset from the option holder at a price above the current market price of that asset. A Series receives a premium for writing a call or a put option (representing the cost of the option), which increases the return if the option expires unexercised or is closed out at a net profit.

The successful use of options depends on the ability of MFS to forecast correctly interest rate and market movements. The effective use of options also depends on a Series' ability to terminate option positions at times when MFS deems it desirable to do so. There is no assurance that the Series will be able to effect closing transactions at any particular time or at an acceptable price. Disruptions such as trading interruptions or restrictions on option exercise in the markets for securities and other assets underlying options purchased or sold by a Series could result in losses on an option, including the entire investment by the Series in the option.

If the Series intend to invest in options to any material extent, this intention will be disclosed in the Series' prospectus or statement of additional information.

M. Investment for the Purpose of Exercising Control of Management - Removal of Policy

     Removal of policy proposed for:

      Capital Appreciation Series          Massachusetts Investors Trust Series
      Global Governments Series            Money Market Series
      Government Securities Series         Total Return Series
      High Yield Series                    Utilities Series
      Managed Sectors Series

Currently, each Series listed above is prohibited from investing for the purpose of exercising control or management of another issuer. This policy is not required by applicable laws and regulations, and in certain circumstances may unduly restrict MFS from exerting influence with the management of issuers in which a Series invests when to do so would be in the best interests of the Series' and its shareholders. For these reasons, it is proposed that this investment policy be removed for each Series.

N.   Investments in a Single Issuer - Removal of Policy

     Removal of policy proposed for:

      Capital Appreciation Series          Managed Sectors Series
      Emerging Growth Series               Massachusetts Investors Trust Series
      Global Governments Series            Money Market Series
      Government Securities Series         Research Series
      High Yield Series                    Total Return Series

Currently, each Series listed above is prohibited from purchasing securities of any issuer (other than U.S. Government obligations) if, as a result of such purchase, more than a particular percentage (ranging from 5% to 10% depending upon the Series) of the value of its assets would be invested in the securities of that issuer. Certain other Series are also prohibited from purchasing more than 10% of any class of securities of any issuer and/or from purchasing the securities of any issuer if such purchase at the time thereof would cause more than 10% of the voting securities of such issuer to be held by the Series.

Under the 1940 Act, a mutual fund that is "diversified" may not, as to 75% of its total assets, hold more than 10% of an issuer's outstanding voting securities or invest more than 5% of its assets in any one issuer. Each Series listed above, other than the Global Governments Series, the High Yield Series and the Managed Sectors Series, is "diversified," and cannot elect to be treated as non-diversified without shareholder approval. There is no intention to seek to change these Series from "diversified" to non-diversified status. In addition, each Series must meet certain diversification requirements under the Internal Revenue Code in order to qualify for beneficial tax treatment as a regulated investment company. Each Series, including the Global Governments Series, the High Yield Series and the Managed Sectors Series intends to meet the applicable diversification requirements to qualify as a regulated investment company for tax purposes. The investment policies that limit a diversified Series' investments in a single issuer to 5% or 10% of its assets (depending upon the Series) and that prohibit a diversified Series from purchasing more than 10% of the securities of an issuer are more restrictive than the 1940 Act requires for a diversified fund. The Trustees also believe that it is unnecessary to have fundamental policies that repeat or are more restrictive than what the 1940 Act or the Internal Revenue Code requires. Accordingly, the Series listed above propose to delete these investment polices.

O.   Investments in a Particular Type of Security - Removal of Policy

     Removal of policy proposed for:

      Government Securities Series
      Money Market Series

Currently, the Government Securities Series and the Money Market Series are prohibited from purchasing equity securities or voting securities. In addition, the Government Securities Series may not purchase interests in pools of mortgages evidenced by direct pass through mortgage certificates if, as a result of such purchase, more than 90% of the value of its assets would be evidenced by direct pass through mortgage certificates. The Money Market Series may not purchase local or state government securities.

The Government Securities Series is not expected to invest in equity securities or voting securities and is not expected to have more than 90% of the value of its assets evidenced by direct pass through mortgage certificates. Nevertheless, the Trustees believe that having these restrictions as fundamental policies is unnecessary and may be unduly burdensome.

The Money Market Series complies with 1940 Act regulations that apply to money market funds. These regulations require that the Money Market Series' investments mature or be deemed to mature within 397 days from the date purchased and that the average maturity of the Series' investments (on a dollar-weighted basis) be 90 days. In addition, all of the Money Market Series' investments must be in U.S. dollar-denominated high quality securities which have been determined by MFS to present minimal credit risks. Because these regulations typically would prevent the Money Market Series from investing in equity securities and voting securities, the Trustees believe that it is unnecessary to have additional fundamental policies with respect to equity securities and voting securities. In addition, the Trustees believe that the Series should not be restricted from purchasing local or state government securities, although this is not expected to be the focus of the Series' investments, provided that these securities meet the high credit quality standards of the regulations applying to money market funds.

Accordingly, it is proposed that these investment policies be deleted.

REQUIRED VOTE

Approval of this Item with respect to a Series will require the affirmative vote of the holders of a "majority of the outstanding voting securities" of that Series.

THE BOARD OF TRUSTEES HAS CONCLUDED THAT THE PROPOSAL TO AMEND, REMOVE OR ADD THE FUNDAMENTAL INVESTMENT POLICIES OF EACH SERIES WILL BENEFIT EACH SERIES AND ITS SHAREHOLDERS. THE TRUSTEES UNANIMOUSLY RECOMMEND VOTING FOR THE PROPOSAL.

ITEM 4 -- TO CHANGE THE INVESTMENT OBJECTIVE OF THE MONEY MARKET SERIES FROM FUNDAMENTAL TO NON-FUNDAMENTAL (ONLY MONEY MARKET SERIES SHAREHOLDERS MAY VOTE ON THIS ITEM).

At the Meeting, shareholders of the Money Market Series will be asked to approve changing the investment objective of the Money Market Series from fundamental to non-fundamental. The investment objective of the Money Market

Series is to seek maximum current income to the extent consistent with stability of principal by investing exclusively in money market instruments identified in the prospectus maturing in less than 13 months. Currently, this objective is fundamental, meaning that it may not be changed without shareholder approval. It is proposed that the investment objective be changed to non-fundamental, meaning that it may be changed without shareholder approval. The Trustees have no current intention to change the investment objective of this Series.

Permitting a Series' investment objective to be changed without shareholder approval is consistent with current industry practice for other mutual funds and for the other Series of the Trust. Of course, shareholders would be notified of any future change.

REQUIRED VOTE

Approval of this Item will require the affirmative vote of the holders of a "majority of the outstanding voting securities" of the Money Market Series.

THE BOARD OF TRUSTEES HAS CONCLUDED THAT THIS PROPOSAL WILL BENEFIT THE MONEY MARKET SERIES AND ITS SHAREHOLDERS. THE TRUSTEES UNANIMOUSlY RECOMMEND VOTING FOR THE PROPOSAL.

ITEM 5 -- TO RATIFY THE SELECTION OF ACCOUNTANTS.

At the Meeting, shareholders will be asked to ratify the selection of accountants for the Series. The Trustees, including a majority of the Trustees who are not "interested persons" (as that term is defined in the 1940 Act) of the Trust, have selected Deloitte & Touche LLP as independent public accountants to certify every financial statement of each Series required by any law or regulation to be certified by independent public accountants and filed with the SEC in respect of all or any part of the fiscal year ending December 31, 2001. It is intended that proxies not limited to the contrary will be voted in favor of ratifying that selection. Deloitte & Touche LLP currently serves as the independent public accountant for each Series. Deloitte & Touche LLP has no direct or material indirect interest in the Trust or in any Series. Representatives of Deloitte & Touche LLP are not expected to be present at the Meeting.

REQUIRED VOTE

Approval of this proposal with respect to a Series will require the affirmative vote of a majority of the shares of that Series voted at the Meeting in person or by proxy.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF EACH SERIES VOTE FOR THE RATIFICATION OF THE SELECTION OF ACCOUNTANTS.

INVESTMENT ADVISER AND ADMINISTRATOR

The Trust engages as its investment adviser and administrator MFS, a Delaware corporation with offices at 500 Boylston Street, Boston, Massachusetts 02116.

MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481, which is in turn an indirect wholly owned subsidiary of Sun Life Assurance Company of Canada, 150 King Street West, Toronto, Canada M5H1J9.

MANNER OF VOTING PROXIES

All proxies received by management will be voted on all matters presented at the Meeting, and if not limited to the contrary, will be voted "for" the matters listed in the accompanying Notice of Special Meeting of Shareholders and "for" any other matters deemed appropriate. With respect to each Series, the presence in person or by proxy of the holders of a majority of the outstanding shares of that Series entitled to vote is required to constitute a quorum at the Meeting for purposes of voting on Items 1 through 5.

If a proxy is properly executed and returned and is marked with an abstention (collectively, "abstentions"), the shares represented thereby will be considered to be present at the Meeting for purpose of determining the existence of a quorum for the transaction of business. Abstentions will not constitute a vote "for" or "against" a matter and will be disregarded in determining the "votes cast" on an issue. Therefore, abstentions will have the same effect as a vote "against" Items 2, 3 and 4 and will have no effect on Items 1 or 5.

The costs of the proxy solicitation and expenses incurred in connection with the preparation, printing and mailing of this proxy statement and its enclosures are estimated to be $__________ and will be borne by the Trust. The Trust will reimburse the record holders of its shares for their expenses incurred in sending proxy material to and obtaining voting instructions from contract owners and participants.

The Trust knows of no other matters to be brought before the Meeting. If, however, because of any unexpected occurrence, any other matters properly come before the Meeting, it is the Trust's intention that proxies not limited to the contrary will be voted in accordance with the judgment of the persons named in the enclosed form of proxy.

INTERESTS OF CeRTAIN PERSONS

Shares of each Series are sold exclusively to insurance company separate accounts. Accordingly, as of December 31, 2000, no Trustee or officer owned shares of the Trust.

As of December 31, 2000, to the best knowledge of the Trust, the following entities beneficially owned 5% or more of the outstanding shares of any Series. The address of Sun Life of Canada (U.S.) is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481, and the address of Sun Life (N.Y.) is 80 Broad Street, 25th Floor, New York, New York 10004:

                            NAME OF OWNER AND                                      NAME OF OWNER AND
                          PERCENTAGE OF SERIES:                                  PERCENTAGE OF SERIES:
        SERIES:                                                 SERIES:

Bond Series               Sun Life of Canada             Managed Sectors Series  Sun Life of Canada
                          (U.S.) __%                                             (U.S.) __%
                          Sun Life (N.Y.) __%                                    Sun Life (N.Y.) __%
Capital Appreciation      Sun Life of Canada             Massachusetts           Sun Life of Canada
Series                    (U.S.) __%                     Investors Growth        (U.S.) __%
                          Sun Life (N.Y.) __%            Stock Series            Sun Life (N.Y.) __%
Capital Opportunities     Sun Life of Canada             Massachusetts           Sun Life of Canada
Series                    (U.S.) __%                     Investors Trust Series  (U.S.) __%
                          Sun Life (N.Y.) __%                                    Sun Life (N.Y.) __%
Emerging Growth           Sun Life of Canada             Mid-Cap Growth Series   Sun Life of Canada
Series                    (U.S.) __%                                             (U.S.) __%
                          Sun Life (N.Y.) __%                                    Sun Life (N.Y.) __%
Emerging Markets          Sun Life of Canada             Money Market Series     Sun Life of Canada
Equity Series             (U.S.) __%                                             (U.S.) __%
                          Sun Life (N.Y.) __%                                    Sun Life (N.Y.) __%
Equity Income Series      Sun Life of Canada             New Discovery Series    Sun Life of Canada
                          (U.S.) __%                                             (U.S.) __%
                          Sun Life (N.Y.) __%                                    Sun Life (N.Y.) __%
Global Asset              Sun Life of Canada             Research Growth and     Sun Life of Canada
Allocation Series         (U.S.) __%                     Income Series           (U.S.) __%
                          Sun Life (N.Y.) __%                                    Sun Life (N.Y.) __%
Global Governments        Sun Life of Canada             Research                Sun Life of Canada
Series                    (U.S.) __%                     International Series    (U.S.) __%
                          Sun Life (N.Y.) __%                                    Sun Life (N.Y.) __%
Global Growth Series      Sun Life of Canada             Research Series         Sun Life of Canada
                          (U.S.) __%                                             (U.S.) __%
                          Sun Life (N.Y.) __%                                    Sun Life (N.Y.) __%
Global                    Sun Life of Canada             Strategic Growth        Sun Life of Canada
Telecommunications        (U.S.) __%                     Series                  (U.S.) __%
Series                    Sun Life (N.Y.) __%                                    Sun Life (N.Y.) __%
Global Total Return       Sun Life of Canada             Strategic Income        Sun Life of Canada
Series                    (U.S.) __%                     Series                  (U.S.) __%
                          Sun Life (N.Y.) __%                                    Sun Life (N.Y.) __%
Government                Sun Life of Canada             Technology Series       Sun Life of Canada
Securities Series         (U.S.) __%                                             (U.S.) __%
                          Sun Life (N.Y.) __%                                    Sun Life (N.Y.) __%
High Yield Series         Sun Life of Canada             Total Return Series     Sun Life of Canada
                          (U.S.) __%                                             (U.S.) __%
                          Sun Life (N.Y.) __%                                    Sun Life (N.Y.) __%
International Growth      Sun Life of Canada             Utilities Series        Sun Life of Canada
and Income Series         (U.S.) __%                                             (U.S.) __%
                          Sun Life (N.Y.) __%                                    Sun Life (N.Y.) __%
International Growth      Sun Life of Canada
Series                    (U.S.) __%
                          Sun Life (N.Y.) __%

SUBMISSION OF PROPOSALS

The Trust is a Massachusetts business trust, and as such is not required to hold annual meetings of shareholders. However, meetings of shareholders may be held from time to time to consider such matters as the approval of investment advisory agreements or changes in certain investment restrictions. Proposals of shareholders which are intended to be presented at future shareholders' meetings must be received by the Trust a reasonable time prior to the Trust's solicitation of proxies relating to such future meeting.

ADDITIONAL INFORMATION

In the event that sufficient votes in favor of the proposals set forth in the Notice of Special Meeting are not received by March 20, 2001, the persons named as appointed proxies on the enclosed proxy card may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as appointed proxies on the enclosed proxy card will vote in favor of any such adjournment those proxies required to be voted in favor of the proposal for which further solicitation of proxies is made. They will vote against any such adjournment those proxies required to be voted against such proposal. The costs of any such additional solicitation and of any adjournment session will be borne by the Trust.

               IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.

February 2, 2001                                      MFS/SUN LIFE SERIES TRUST

                                                                     APPENDIX A
                   (cover page and table of contents omitted)

        (Added text in [brackets]; omitted text in [[double brackets]])

                              AMENDED AND RESTATED
                              DECLARATION OF TRUST

                                       OF

                           MFS/SUN LIFE SERIES TRUST


                             [[500 Boylston Street
                         Boston, Massachusetts 02116]]

     [[AMENDED AND RESTATED DECLARATION OF TRUST, made as of this 29th day of December 1997 by the Trustees hereunder.]]
                            [Dated as of          ]


     WHEREAS, [[the]] [MFS/Sun Life Series] Trust was established pursuant to a Declaration of Trust dated May 9, 1983[, as amended pursuant to an Amended and Restated Declaration of Trust dated as of December 29, 1997 (the "Original Declaration"),] for the investment and reinvestment of funds contributed thereto; [[and]]

     WHEREAS, the Trustees desire that the beneficial interest in the [[trust]] [Trust] assets continue to be divided into transferable Shares of Beneficial Interest (without par value) issued in one or more series, as hereinafter provided; [[and]]

     WHEREAS, the [Trustees wish to amend and restate the Original Declaration in its entirety, and hereby certify that this Amended and Restated ]Declaration of Trust has been[[, from time to time,]] amended and restated in accordance with the provisions of the [Original] [[Declaration; and]]

[[WHEREAS, the Trustees now desire further to amend and to restate the Declaration of Trust and hereby certify, as provided in Section 11.1 of the Declaration, that this Amended and Restated Declaration of Trust has been further amended and restated in accordance with the provisions of the]] Declaration;

     NOW THEREFORE, the Trustees hereby confirm that all money and property contributed to the[[ trust established]] [Trust] hereunder shall be held and managed in trust for the benefit of holders, from time to time, of the [[shares]] [Shares] of Beneficial Interest (without par value) issued hereunder and subject to the provisions hereof[, and that the Original Declaration, including all appendices, is amended and restated in its entirety as follows].

                                   ARTICLE I

                              NAME AND DEFINITIONS

     Section 1.1. Name. The name of the [[trust created hereby is the MFS/Sun]] [Trust is MFS/ Sun] Life Series Trust.

     Section 1.2. Definitions. Wherever they are used herein, the following terms have the following respective meanings:

     (a) "By-Laws" means the By-[[Laws]] [laws] referred to in Section 3.9 hereof, as from time to time amended.

     (b) "Commission" has the meaning given that term in the 1940 Act.

     (c) "Declaration" means this [Amended and Restated] Declaration of Trust, as amended from time to time. Reference in this Declaration of Trust to "Declaration," "hereof," "herein" and "hereunder" shall be deemed to refer to this Declaration rather than the article or section in which such words appear.

     (d) ["Distributor" means a party furnishing services to the Trust pursuant to any contract described in Section 4.2 hereof.]

     (e) "Interested Person" has the meaning given that term in the 1940 Act.

     (f) "Investment Adviser" means a party furnishing services to the Trust pursuant to any contract described in Section 4.1 hereof.

     (g) "Majority Shareholder Vote" has the same meaning as the phrase "vote of a majority of the outstanding voting securities" as defined in the 1940 Act, except that such term may be used herein with respect to the Shares of the Trust as a whole or the Shares of any particular series [or class], as the context may require[, and except that each Share shall have one vote for each dollar of net asset value as provided in Section 6.8 hereof.]

     (h) "1940 Act" means the Investment Company Act of 1940 and the Rules and Regulations thereunder, as amended from time to time[, and as such Act or the Rules and Regulations thereunder may apply to the Trust or any series or class pursuant to any exemptive order or similar relief or interpretation issued by the Commission under such Act.]

     (i) "Person" means and includes individuals, corporations, [limited liability companies,] partnerships, trusts, associations, joint ventures and other entities, whether or not legal entities, and governments and agencies and political subdivisions thereof, whether domestic or foreign.

     (j) "Shareholder" means a record owner of outstanding Shares.

     (k) "Shares" means the Shares of Beneficial Interest into which the beneficial interest in the Trust shall be divided from time to time or, when used in relation to any particular series [or class] of Shares established by the Trustees pursuant to Section [[6.9]] [6.11] hereof, [[equal proportionate]] transferable units into which such series [or class] of Shares shall be divided from time to time [in accordance with the terms hereof]. The term "Shares" includes fractions of Shares as well as whole Shares.

     (l) "Transfer Agent" means [[the]] [a] party[[, other than]] [furnishing services to] the Trust[[, to a]] [pursuant to any transfer agency] contract described in Section [[4.3]] [4.4] hereof.

     (m) "Trust" means the trust [[created hereby]] [hereunder].

     (n) "Trust Property" means any and all property, real or personal, tangible or intangible, which is owned or held by or for the account of the Trust or the Trustees, including, without limitation, any and all property allocated or belonging to any series [or class] of Shares pursuant to Section
6.9 [or Section 6.10] hereof.

     [(o)] "Trustees" means the persons who have signed the Declaration, so long as they shall continue in office in accordance with the terms hereof, and all other persons who may from time to time be duly elected or appointed, qualified and serving as Trustees in accordance with the provisions hereof, and reference herein to a Trustee or the Trustees shall refer to such person or persons in their capacity as trustees hereunder.

     [(p) "Trustees Emeritus" means any former Trustees who, from time to time, are appointed by the Trustees to serve as trustees emeritus of the Trust in accordance with the guidelines and conditions for such service adopted by the Trustees from time to time, for so long as they serve in that capacity. Trustees Emeritus, in their capacity as such, are not Trustees of the Trust for any purpose, and shall not have any powers or obligations of Trustees hereunder.]

                                   ARTICLE II

                                    TRUSTEES

     Section 2.1. Number of Trustees. The number of Trustees shall be such number as shall be fixed from time to time [[by a written instrument signed]] by a majority of the Trustees, provided, however, that the number of Trustees shall in no event be less than three [[(3)]] nor more than [[fifteen (15)]] [15].

     Section 2.2. Term of Office of Trustees. [[Subject to the provisions of
Section 16(a)]] [A Trustee may be elected either by the Shareholders of the Trust or, as provided in the Declaration and subject to the limitations] of the

1940 Act, [by] the Trustees. [Subject to all applicable provisions of the 1940 Act, a Trustee] shall hold office during the lifetime of this Trust and until its termination as hereinafter provided [or, if sooner, until his or her death or the election and qualification of his or her successor]; except [that]:

     (a) [[that]] any Trustee may resign his [or her] trust (without need for prior or subsequent accounting) by an instrument in writing signed by [[him]] [that Trustee] and delivered to the [[other Trustees]] [Trust], which shall take effect upon such delivery or upon such later date as is specified therein;

     (b) [[that]] any Trustee may be removed [[with cause,]] at any time[, with or without cause,] by written instrument, signed by at least two-thirds of the remaining Trustees, specifying the date when such removal shall become effective;

     (c) [[that]] any Trustee who [[requests in writing to be retired or who has become incapacitated by illness or injury may be retired by]] [has attained a mandatory retirement age established pursuant to any] written [[instrument signed by a majority of the other Trustees, specifying the date of his retirement; and (d) a Trustee may be removed at any meeting of Shareholders by a vote of]] [policy adopted from time to time by at least] two-thirds of the [Trustees shall, automatically and without action of such Trustee or the remaining Trustees, be deemed to have retired in accordance with the terms of such policy, effective as of the date determined in accordance with such policy;]

     [(d) any Trustee who has served to the end of his or her term of office established pursuant to any written policy adopted from time to time by at least two-thirds of the Trustees shall, automatically and without action of such Trustee or the remaining Trustees, be deemed to have retired in accordance with the terms of such policy, effective as of the date determined in accordance with such policy; ]

     [(e) any Trustee who has become incapacitated by illness or injury, as determined by a majority of the other Trustees in their reasonable judgment, may be retired by written instrument signed by a majority of the other Trustees, specifying the date of his or her retirement; and ]

     [(f) a Trustee may be removed at any meeting of Shareholders by a vote of Shares representing two-thirds of the voting power of the] outstanding Shares of [[each series]] [the Trust].

Upon the resignation[, retirement] or removal of a Trustee, or his [or her] otherwise ceasing to be a Trustee, [[he]] [that individual] shall execute and deliver such documents as the remaining Trustees shall require for the purpose of conveying to the Trust or the remaining Trustees any Trust Property held in the name of the resigning[, retiring] or removed Trustee. Upon the incapacity or death of any Trustee, [[his]] [that Trustee's] legal representative shall execute and deliver on his [or her] behalf such documents as the remaining Trustees shall require as provided in the preceding sentence.

     [Except to the extent expressly provided in a written agreement to which the Trust is a party or in a written policy adopted by the Trustees, no resigning or removed Trustee shall have any right to any compensation for any period following his or her resignation or removal, or any right to damages on account of such removal.]

     Section 2.3. Resignation and Appointment of Trustees. In case of the declination, death, resignation, retirement[[,]] [or] removal [[or inability]] of any of the Trustees, or in case a vacancy shall, by reason of an increase in number [of Trustees], or for any other reason, exist, [a majority of] the remaining Trustees [[shall]] [may] fill such vacancy by appointing such other [[person]] [individual] as they in their discretion shall see fit. [[Such appointment shall be evidenced by a written instrument signed by a majority of the Trustees in office.]] Any such appointment shall not become effective, however, until the person [[named in the written instrument of appointment]] [appointed] shall have accepted in writing such appointment and agreed in writing to be bound by the terms of the Declaration. [[Within twelve months of such appointment, the Trustees shall cause notice of such appointment to be mailed to each Shareholder at his address as recorded on the books of the Trustees.]] An appointment of a Trustee may be made by the Trustees then in office [[and notice thereof mailed to Shareholders as aforesaid]] in anticipation of a vacancy to occur by reason of retirement, resignation[, removal] or increase in number of Trustees effective at a later date, provided that said appointment shall become effective only at or after the effective date of said retirement, resignation[, removal] or increase in number of Trustees. The power of appointment is subject to [[the]] [all applicable] provisions [[of Section 16(a)]] of the 1940 Act.

     Section 2.4. Vacancies. The death, declination, resignation, retirement, removal or incapacity of the Trustees, or any one of them, shall not operate to annul the Trust or to revoke any existing agency created pursuant to the terms of [[this]] [the] Declaration. Whenever a vacancy in the number of Trustees shall occur, until such vacancy is filled as provided in Section 2.3, [[the]] [or while any Trustee is incapacitated, the other] Trustees in office, regardless of their number, shall have all the powers granted to the Trustees and shall discharge all the duties imposed upon the Trustees by the Declaration[, and only such other Trustees shall be counted for the purposes of the existence of a quorum or the taking of any action to be taken by the Trustees]. A written instrument certifying the existence of such vacancy [or incapacity] signed by a majority of the Trustees shall be conclusive evidence of the existence [[of such vacancy]] [thereof].

     Section 2.5. Delegation of Power to Other Trustees. [[Any]] [Subject to requirements imposed by the 1940 Act and other applicable law, any] Trustee may, by power of attorney, delegate his power for a period not exceeding six months at any one time to any other Trustee or Trustees; provided that in no case shall [[less]] [fewer] than two Trustees personally exercise the powers granted to the Trustees under the Declaration except as [[herein]] otherwise expressly provided [herein].

                                  ARTICLE III

                               POWERS OF TRUSTEES

     Section 3.1. General. [[The]] [Subject to the provisions of the Declaration, the] Trustees shall have exclusive and absolute control over the Trust Property and over the business of the Trust to the same extent as if the Trustees were the sole owners of the Trust Property and business in their own right, but with such powers of delegation as may be permitted by the Declaration. The Trustees shall have power to conduct the business of the Trust and carry on its operations in any and all of its branches and maintain offices both within and without The Commonwealth of Massachusetts, in any and all states of the United States of America, in the District of Columbia, and in any and all commonwealths, territories, dependencies, colonies, possessions, agencies or instrumentalities of the United States of America and of foreign governments, and to do all such other things and execute all such instruments as the Trustees deem necessary, proper or desirable in order to promote the interests of the Trust although such things are not herein specifically mentioned. Any determination as to what is in the interests of the Trust made by the Trustees in good faith shall be conclusive. In construing the provisions of the Declaration, the presumption shall be in favor of a grant of power to the Trustees.

     The enumeration of any specific power herein shall not be construed as limiting the aforesaid power [or any other power of the Trustees hereunder]. Such powers of the Trustees may be exercised without order of or resort to any court.

     Section 3.2. Investments. (a) The Trustees shall have the power:

     (i) to conduct, operate and carry on the business of an investment company;

     (ii) to subscribe for, invest in, reinvest in, purchase or otherwise acquire, own, hold, pledge, sell, assign, transfer, exchange, distribute, lend or otherwise deal in or dispose of [securities of every nature and kind,] U.S. and foreign currencies, any form of gold [[and]] [or] other precious [[metals]] [metal], commodity contracts, [any form of option contract], contracts for the future acquisition or delivery of fixed income or other securities, [[and securities]] [derivative instruments] of every [[nature and kind, ]][kind, "when-issued" or standby contracts, and all types of obligations or financial instruments,] including, without limitation, all types of bonds, debentures, stocks, negotiable or non-negotiable instruments, obligations, evidences of indebtedness, certificates of deposit or indebtedness, commercial paper, repurchase agreements, bankers' acceptances, and other securities of any kind, issued, created, guaranteed or sponsored by any and all Persons, including, without limitation,

     [(A)] states, territories and possessions of the United States and the District of Columbia and any political subdivision, agency or instrumentality of any such Person,

[[or by]]
     [(B)] the U.S. Government, any foreign government, [or] any political subdivision or any agency or instrumentality of the [[U. S. Government, any foreign government or any political subdivision of the U. S]] [U.S.] Government or any foreign government,

[[or]]
     [(C)] any international instrumentality,

[[or by]]
     [(D)] any bank or savings institution, or

[[by]]
     [(E)] any corporation or organization organized under the laws of the United States or of any state, territory or possession thereof, or [[by any corporation or organization organized]] under any foreign law[[, or in "when issued" contracts for any such securities,]];

to retain Trust assets in cash and from time to time [to] change the investments [[of]] [in which] the assets of the Trust [are invested]; and to exercise any and all rights, powers and privileges of ownership or interest in respect of any and all such investments of every kind and description, including, without limitation, the right to consent and otherwise act with respect thereto, with power to designate one or more [[persons, firms, associations or corporations]] [Persons] to exercise any of said rights, powers and privileges in respect of any of said [[instruments]] [investments]; and

     (iii) to carry on any other business in connection with or incidental to any of the foregoing powers, to do everything necessary, [[suitable or]] proper [or desirable] for the accomplishment of any purpose or the attainment of any object or the furtherance of any power hereinbefore set forth, and to do every other act or thing incidental or appurtenant to or connected with the aforesaid purposes, objects or powers.

     (b) The Trustees shall not be limited to investing in [securities or] obligations maturing before the possible termination of the Trust, nor shall the Trustees be limited by any law limiting the investments which may be made by fiduciaries.

     [(c) Notwithstanding any other provision of the Declaration to the contrary, the Trustees shall have the power in their discretion without any requirement of approval by Shareholders to either invest all or a portion of the Trust Property of each series of the Trust, or sell all or a portion of such Trust Property and invest the proceeds of such sales, in one or more other investment companies to the extent not prohibited by the 1940 Act.]

     Section 3.3. Legal Title. Legal title to all [[the]] Trust Property shall be vested in the Trustees as joint tenants except that the Trustees shall have power to cause legal title to any Trust Property to be held by or in the name of one or more of the Trustees, or in the name of the Trust, or in the name of any other Person or nominee, on such terms as the Trustees may determine. The right, title and interest of the Trustees in the Trust Property shall vest automatically in each [[Person]] [person] who may hereafter become a Trustee. Upon the resignation, [retirement,] removal or death of a Trustee [[he]][, such Trustee] shall automatically cease to have any right, title or interest in any of the Trust Property, and the right, title and interest of such Trustee in the Trust Property shall vest automatically in the remaining Trustees. Such vesting and cessation of title shall be effective whether or not conveyancing documents have been executed and delivered.

     Section 3.4. Issuance and Repurchase of Securities. The Trustees shall have the power to issue, sell, repurchase, redeem, retire, cancel, acquire, hold, resell, reissue, dispose of, transfer, and otherwise deal in Shares and, subject to the provisions set forth in Articles VII, VIII and IX and Section
6.9 hereof, to apply to any such repurchase, redemption, retirement, cancellation or acquisition of Shares any funds of the Trust or other Trust Property, whether capital or surplus or otherwise[[, to the full extent now or hereafter permitted by the laws of The Commonwealth of Massachusetts governing business corporations.]]

     Section 3.5. Borrowing Money; Lending Trust Property. The Trustees shall have power to borrow money or otherwise obtain credit and to secure the same by mortgaging, pledging or otherwise subjecting as security the Trust Property, to endorse, guarantee, or undertake the performance of any obligation, contract or engagement of any other Person and to lend Trust Property.

     Section 3.6. Delegation[[; Committees]]. The Trustees shall have power to delegate from time to time to such of their number or to officers, employees [[or agents]][, any Investment Adviser, Distributor, custodian, agent or independent contractor] of the Trust the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Trustees or otherwise as the Trustees may deem [appropriate or] expedient.

     Section 3.7. Collection and Payment. Subject to Section 6.9 hereof, the Trustees shall have power to collect all property due to the Trust; to pay all claims, including taxes, against the Trust Property; to prosecute, defend, compromise or abandon any claims relating to the Trust Property; to foreclose any security interest securing any obligations, by virtue of which any property is owed to the Trust; and to enter into releases, agreements and other instruments.

     Section 3.8. Expenses. Subject to Section 6.9 hereof, the Trustees shall have the power to incur and pay any expenses which in the opinion of the Trustees are necessary or incidental to carry out any of the purposes of the Declaration, and to pay reasonable compensation from the funds of the Trust to themselves as Trustees. The Trustees shall fix the compensation of all officers, employees[, Trustees]and Trustees [Emeritus].

     Section 3.9. Manner of Acting; By-Laws. Except as otherwise provided herein[, in the 1940 Act] or in the By-Laws, any action to be taken by the Trustees may be taken by a majority of the Trustees present at a meeting of Trustees [[(]][at which] a quorum [[being present)]] [is present], including any meeting held by means of a conference telephone circuit or similar communications equipment by means of which all persons participating in the meeting can hear each other, or by written consents of [[all]] [a majority of] the Trustees. The Trustees may adopt By-Laws not inconsistent with [[this]] [the] Declaration to provide for the conduct of the business of the Trust and may amend or repeal such By-Laws to the extent [[such power is not reserved to the Shareholders]] [permitted therein at any time.]

     Section 3.10. Miscellaneous Powers. [[The]] [Without limiting the foregoing, the] Trustees shall have the power to:

     (a) employ or contract with such Persons as the Trustees may deem desirable for the transaction of the business of the Trust;

     (b) enter into joint ventures, partnerships and any other combinations or associations;

     (c) [[remove Trustees or fill vacancies in or add to their number,]] elect and remove such officers and appoint and terminate such agents or employees as they consider appropriate, [in each case with or without cause,] and appoint [[from their own number,]] and terminate, any one or more committees which may exercise some or all of the power and authority of the Trustees as the Trustees may determine;

     (d) purchase, and pay for out of Trust Property, [such insurance as they may deem necessary or appropriate for the conduct of the business of the Trust, including, without limitation,] insurance policies insuring the [assets of the Trust and payment of distributions and principal on its portfolio investments, and insurance policies insuring] Shareholders, [any administrator,] Trustees, [Trustees Emeritus,] officers, employees, agents, [[investment advisers, distributors]] [any Investment Adviser, any Distributor], selected dealers or independent contractors of the Trust against all claims arising by reason of holding any such position or by reason of any action taken or omitted by any such Person in such capacity, whether or not constituting negligence, or whether or not the Trust would have the power to indemnify such Person against such liability;

     (e) establish pension, profit-sharing, Share purchase, [deferred compensation,] and other retirement, incentive and benefit plans for any Trustees, officers, employees or agents of the Trust;

     (f) to the extent permitted by law, indemnify any person with whom the Trust has dealings, including [[the]] [any] Investment Adviser, [administrator, custodian, Distributor,] Transfer Agent, [shareholder servicing agent] and any dealer, to such extent as the Trustees shall determine;

     (g) [guarantee indebtedness or contractual obligations of others;]

     (h) determine and change the fiscal year of the Trust [or any series thereof] and the method by which its accounts shall be kept; and

     [(i) adopt a seal for the Trust, provided, that the absence of such seal shall not impair the validity of any instrument executed on behalf of the Trust. Section 3.11 - Principal Transactions. Except in transactions permitted by the 1940 Act, or any order of exemption issued by the Commission, the Trustees shall not, on behalf of the Trust, buy any securities (other than Shares) from or sell any securities (other than Shares) to, or lend any assets of the Trust to, any Trustee or officer of the Trust or any firm of which any such Trustee or officer is a member acting as principal, or have any such dealings with the Investment Adviser, or Transfer Agent or with any Interested Person of such Person; but the Trust may employ any such Person, or firm or company in which such Person is an Interested Person, as broker, legal counsel, registrar, transfer agent, dividend disbursing agent or custodian upon customary terms.]

[[Section 3.12 - Trustees and Officers as Shareholders. Except as hereinafter provided, no officer, Trustee or member of the Advisory Board of the Trust, and no member, partner, officer, director or trustee of the Investment Adviser and no Investment Adviser of the Trust, shall take long or short positions in the securities issued by the Trust. The foregoing provision shall not prevent:

(a) The purchase from the Trust of Shares by any officer, Trustee or member of the Advisory Board of the Trust or by any member, partner, officer, director or trustee of the Investment Adviser at a price not lower than the net asset value of the Shares at the moment of such purchase, provided that any such sales are only to be made pursuant to a uniform offer described in the Trust's current prospectus; or

(b) The Investment Adviser or any of its officers, partners, directors or trustees from purchasing Shares prior to the effective date of the Registration Statement relating to the Shares under the Securities Act of 1933, as amended.]]

                                   ARTICLE IV

        INVESTMENT ADVISER[, DISTRIBUTOR, CUSTODIAN] AND TRANSFER AGENT

     Section 4.1. Investment Adviser. Subject to [[a Majority Shareholder Vote of the Shares of each series affected thereby]] [applicable requirements of the 1940 Act], the Trustees may in their discretion from time to time enter into one or more investment advisory or management contracts whereby [[a]] [the other] party to [each] such contract shall undertake to furnish the Trust such management, investment advisory, statistical and research facilities and services, promotional activities, and such other facilities and services, if any, with respect to one or more series of Shares, as the Trustees shall from time to time consider desirable and all upon such terms and conditions as the Trustees may in their discretion determine. Notwithstanding any provision of the Declaration, the Trustees may delegate to the Investment Adviser authority (subject to such general or specific instructions as the Trustees may from time to time adopt) to effect purchases, sales, loans or exchanges of assets of the Trust [or any series thereof] on behalf of the Trustees or may authorize any officer, employee or Trustee to effect such purchases, sales, loans or exchanges pursuant to recommendations of the Investment Adviser (and all without further action by the Trustees). Any [of] such purchases, sales, loans or exchanges shall be deemed to have been authorized by all the Trustees. [Such services may be provided by one or more Persons.]

     Section 4.2[[- Transfer Agent. The]]. [Distributor. Subject to applicable requirements of the 1940 Act, the] Trustees may in their discretion from time to time enter into [[a transfer agency and shareholder service contract or]] [one or more exclusive or non-exclusive distribution] contracts [providing for the sale of Shares of one or more series or classes] whereby [the Trust may either agree to sell the Shares to] the other party [[or parties]] to [any] such contract or [[contracts shall undertake to furnish transfer agency and/or shareholder services. The]] [appoint any such other party its sales agent for such Shares. In either case, any such] contract [[or contracts]] shall [[have]] [be on] such terms and conditions as the Trustees may in their discretion determine[, provided that such terms and conditions are] not inconsistent with [the provisions of the Declaration or the By-Laws; and such contract may also provide for the repurchase or sale of Shares by such other party as principal or as agent of the Trust and may provide that such other party may enter into selected dealer agreements or agency agreements with securities dealers or other Persons to further the purpose of the distribution or repurchase of the Shares. Such services may be provided by one or more Persons.

     Section 4.3. Custodian. The Trustees may in their discretion from time to time enter into one or more contracts whereby the other party to each such contract shall undertake to furnish such custody services to the Trust as the Trustees shall from time to time consider desirable and all upon such terms and conditions as the Trustees may in their discretion determine, provided that such terms and conditions are not inconsistent with the provisions of the 1940 Act, the Declaration or the By-Laws. The Trustees may authorize any custodian to employ one or more sub-custodians from time to time to perform such of the services of the custodian as the Trustees shall from time to time consider desirable. Services described in this Section may be provided by one or more Persons.

     Section 4.4. Transfer Agent. The Trustees may in their discretion from time to time enter into one or more transfer agency or sub-transfer agency and shareholder servicing contracts whereby the other party to each such contract shall undertake to furnish such transfer agency and/or shareholder services to the Trust as the Trustees shall from time to time consider desirable and all upon such terms and conditions as the Trustees may in their discretion determine, provided that such terms and conditions are not inconsistent with the provisions of] the Declaration or the By-Laws. Such services may be provided by one or more Persons.

     Section [[4.3 -]][4.5.] Parties to Contract. Any contract of the character described in [[Sections 4.1 or 4.2]] [any Section] of this Article IV [[or any Custodian contract, as described in the By-Laws,]] may be entered into with any Person, although one or more of the Trustees or officers of the Trust may be an officer, partner, director, trustee, shareholder, or member of such other party to the contract, and no such contract shall be invalidated or rendered voidable by reason of the existence of any such relationship; nor shall any Person holding such relationship be liable merely by reason of such relationship for any loss or expense to the Trust under or by reason of [[said]] [any such] contract or accountable for any profit realized directly or indirectly therefrom, provided that the contract when entered into was not inconsistent with the provisions of this Article IV or the By-Laws. The same Person may be the other party to contracts entered into pursuant to Sections 4.1 [[or]][,] 4.2[, 4.3 and 4.4] above [[or Custodian contracts]], and any individual may be financially interested or otherwise affiliated with Persons who are parties to any or all of the contracts mentioned in this Section [[4.3]] [4.5].

                                   ARTICLE V

                   LIMITATIONS OF LIABILITY OF SHAREHOLDERS,
                              TRUSTEES AND OTHERS

     Section 5.1. No Personal Liability of Shareholders[[, Trustees, etc. No ]][. No Shareholder or former] Shareholder shall be subject to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust[[. No Trustee, officer, employee or agent of the Trust shall be subject to any personal liability whatsoever to any Person, other than the Trust or its Shareholders, in connection with Trust Property or the affairs of the Trust, save only that arising from bad faith, wilful misfeasance, gross negligence or reckless disregard for his duty to such Person; and all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any]] [solely by reason of being or having been a] Shareholder[[, Trustee, officer, employee, or agent, as such, of the Trust, is made a party to any suit or proceeding to enforce any such liability, he shall not, on account thereof, be held to any personal liability]]. The Trust shall indemnify and hold each Shareholder [and former Shareholder] harmless from and against all claims and liabilities to which such Shareholder may become subject [solely] by reason of his [or her] being or having been a Shareholder [(other than taxes payable by virtue of owning Shares)], and shall reimburse such Shareholder for all legal and other expenses reasonably incurred by him in connection with any such claim or liability. The rights accruing to a Shareholder [or former Shareholder] under this Section 5.1 shall not exclude any other right to which such Shareholder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust to indemnify or reimburse a Shareholder [or former Shareholder] in any appropriate situation even though not specifically provided herein. [The Trust shall, upon request by a Shareholder or former Shareholder, assume the defense of any claim made against such Shareholder for any act or obligation of the Trust and satisfy any judgment thereon from the assets of the Trust.] Notwithstanding any other provision of [[this]] [the] Declaration to the contrary, no Trust Property shall be used to indemnify or reimburse any Shareholder [or former Shareholder] of any Shares of any series other than Trust Property allocated or belonging to such series.

     Section 5.2[[- Non-]][. Limitation of] Liability of Trustees[[, etc.]][ and Others. (a)] No Trustee, [Trustee Emeritus,] officer, employee or agent of the Trust shall be [[liable to ]][subject to any liability whatsoever to any Person in connection with Trust Property or the affairs of] the Trust, [[its Shareholders, or to any Shareholder, Trustee,]] [and no Trustee or Trustee Emeritus shall be responsible or liable in any event for any neglect or wrongdoing of any] officer, employee, or agent [[thereof for any action or failure to act (including without limitation the failure to compel in any way any former or acting Trustee to redress any breach of trust) except for his own]] [of the Trust or for the act of omission of any other Trustee or Trustee Emeritus. Notwithstanding anything to the contrary in this Section 5.2(a) or otherwise, nothing in the Declaration shall protect any Trustee, Trustee Emeritus, officer, employee or agent of the Trust against any liability to the Trust or its Shareholders to which he, she or it would otherwise be subject by reason of willful misfeasance,] bad faith, [[wilful misfeasance,]] gross negligence or reckless disregard of [[his duties.]] [the duties involved in the conduct of his, her or its office or position with or on behalf of the Trust.

     (b) All persons extending credit to, contracting with or having claim against the Trust or any series or class shall look solely to the assets of the Trust or to the assets of that series or class for payment under such credit, contract or claim; and neither any Trustee or Trustee Emeritus, nor any of the Trust's officers, employees or agents, whether past, present or future, shall be personally liable therefor.]

     Section 5.3. Mandatory Indemnification. (a) Subject to the exceptions and limitations contained in paragraph (b) below:

     (i) every person who is or has been a Trustee[, Trustee Emeritus] or officer of the Trust [(hereinafter referred to as a "Covered Person")] shall be indemnified by the Trust against all liability and against all expenses reasonably incurred or paid by him [or her] in connection with any claim, action, suit or proceeding in which [[he]] [that individual] becomes involved as a party or otherwise by virtue of [[his]] being or having been a Trustee[, Trustee Emeritus] or officer and against amounts paid or incurred by [[him]] [that individual] in the settlement thereof;

     (ii) the words "claim," "action," "suit[[,]]" or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement [or compromise], fines, penalties and other liabilities.

     (b) No indemnification shall be provided hereunder to a [[Trustee or officer]] [Covered Person]:

     (i) against any liability to the Trust or the Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that [[he]] [the Covered Person] engaged in [[wilful]] [willful] misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of [[his]] [that individual's] office;

     (ii) with respect to any matter as to which [[he]] [the Covered Person] shall have been finally adjudicated not to have acted in good faith in the reasonable belief that [[his]] [that individual']s action was in the best interest of the Trust; or

     (iii) in the event of a settlement involving a payment by a Trustee[, Trustee Emeritus] or officer or other disposition not involving a final adjudication as provided in paragraph (b)(i) or (b)(ii) above resulting in a payment by a [[Trustee or officer]] [Covered Person], unless there has been either a determination that such [[Trustee or officer]] [Covered Person] did not engage in [[wilful]] [willful] misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of [[his]] [that individual's] office by the court or other body approving the settlement or other disposition or by a reasonable determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that [[he]] [that individual] did not engage in such conduct:

          (A) by vote of a majority of the Disinterested Trustees [(as defined below)] acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

          (B) by written opinion of [[independent]] legal counsel [chosen by a majority of the Trustees and determined by them in their reasonable judgment to be independent].

     (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any [[Trustee or officer]] [Covered Person] may now or hereafter be entitled, shall continue as to a [[Person]] [person] who has ceased to be [[such Trustee or officer]] [a Covered Person] and shall inure to the benefit of the heirs, executors and administrators of such [[Person]] [person]. Nothing contained herein shall [limit the Trust from entering into other insurance arrangements or] affect any rights to indemnification to which [Trust] personnel [[other than Trustees and officers]][, including Covered Persons,] may be entitled by contract or otherwise under law.

     (d) Expenses of preparation and presentation of a defense to any claim, action, suit, or proceeding of the character described in paragraph (a) of this
Section 5.3 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the [[recipient] [Covered Person] to repay such amount if it is ultimately determined that [[he]] [the Covered Person] is not entitled to indemnification under this Section 5.3, provided that either:

     (i) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

     (ii) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or an [[independent]] legal counsel [meeting the requirement in
Section 5.3(b)(iii)(B) above] in a written opinion, shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the [[recipient]] [Covered Person] ultimately will be found entitled to indemnification.

     As used in this Section 5.3, a "Disinterested Trustee" is one (i) who is not an "Interested Person" of the Trust (including anyone who has been exempted from being an "Interested Person" by any rule, regulation or order of the Commission), and (ii) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or had been pending.

     [(e) With respect to any such determination or opinion referred to in clause (b)(iii) above or clause (d)(ii) above, a rebuttable presumption shall be afforded that the Covered Person has not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office in accordance with pronouncements of the Commission.]

     Section 5.4. No Bond Required [[of Trustees]]. No Trustee[, Trustee Emeritus or officer] shall be obligated to give any bond or other security for the performance of any of his [or her] duties hereunder.

     Section 5.5. No Duty of Investigation; Notice in Trust Instruments[[, etc.]] No purchaser, lender, [shareholder servicing agent, ]Transfer Agent or other Person dealing with the Trustees or any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, instrument, certificate, Share, other security of the Trust or undertaking, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively presumed to have been executed or done by the executors thereof only in their capacity as Trustees under the Declaration or in their capacity as officers, employees or agents of the Trust. Every written obligation, contract, instrument, certificate, Share, other security of the Trust or undertaking made or issued by the Trustees [or officers] shall recite that the same is executed or made by them not individually, but as [or on behalf of] Trustees under the Declaration, and that the obligations of any such instrument are not binding upon any of the Trustees[, officers] or Shareholders individually, but bind only the [[trust]] [Trust] estate, and may contain any further recital [[which they or he may deem]] [deemed] appropriate, but the omission of such recital shall not operate to bind any of the Trustees[, officers] or Shareholders individually. The Trustees [[shall at all times]] [may] maintain insurance for the protection of the Trust Property, the Trust's Shareholders, Trustees, [Trustees Emeritus,] officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible tort liability, and such other insurance as the Trustees in their sole judgment shall deem advisable.

     Section 5.6[. Good Faith Action;] Reliance on Experts[[, etc. ]][. The exercise by the Trustees or the officers of the Trust of their powers and discretions hereunder in good faith and with reasonable care under the circumstances then prevailing shall be binding upon everyone interested. The Trustees or the officers of the Trust shall not be liable for errors of judgment or mistakes of fact or law.] Each Trustee and officer or employee of the Trust shall, in the performance of his or her duties, be [under no liability and] fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon [[an opinion]] [advice] of counsel, or upon reports made to the Trust by any of its officers or employees or by the Investment Adviser, [the Distributor,] Transfer Agent, [custodian, any shareholder servicing agent,] selected dealers, accountants, appraisers or other experts or consultants selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee.

     [Section 5.7. Derivative Actions. No Shareholder shall have the right to bring or maintain any court action, proceeding or claim on behalf of the Trust or any series or class thereof without first making demand on the Trustees requesting the Trustees to bring or maintain such action, proceeding or claim. Such demand shall be excused only when the plaintiff makes a specific showing that irreparable injury to the Trust or any series or class thereof would otherwise result, or if a majority of the Board of Trustees, or a majority of any committee established to consider the merits of such action, has a material personal financial interest in the action at issue. A Trustee shall not be deemed to have a personal financial interest in an action or otherwise be disqualified from ruling on a Shareholder demand by virtue of the fact that such Trustee receives remuneration from his or her service on the Board of Trustees of the Trust or on the boards of one or more investment companies with the same or an affiliated investment adviser or underwriter, or the amount of such remuneration.

     Such demand shall be mailed to the Secretary or Clerk of the Trust at the Trust's principal office and shall set forth in reasonable detail the nature of the proposed court action, proceeding or claim and the essential facts relied upon by the Shareholder to support the allegations made in the demand. The Trustees shall consider such demand within 45 days of its receipt by the Trust. In their sole discretion, the Trustees may submit the matter to a vote of Shareholders of the Trust or any series or class thereof, as appropriate. Any decision by the Trustees to bring, maintain or settle (or not to bring, maintain or settle) such court action, proceeding or claim, or to submit the matter to a vote of Shareholders, shall be made by the Trustees in their business judgment and shall be binding upon the Shareholders. Any decision by the Trustees to bring or maintain a court action, proceeding or suit on behalf of the Trust or any series or class thereof shall be subject to the right of the Shareholders under Section 6.8 of the Declaration to vote on whether or not such court action, proceeding or suit should or should not be brought or maintained.]

                                  ARTICLE VI

                         SHARES OF BENEFICIAL INTEREST

     Section 6.1. Beneficial Interest. The interest of the beneficiaries hereunder [[shall]] [may] be divided into transferable Shares of Beneficial Interest (without par value), [[all of one class,]] which [[shall]] [may] be divided into one or more series [and classes] as provided in [[Section]] [Sections] 6.9 [and 6.10] hereof. The number of Shares authorized hereunder is unlimited. All Shares issued hereunder including, without limitation, Shares issued in connection with a dividend in Shares or a split of Shares, shall be fully paid and non-assessable.

     Section 6.2. Rights of Shareholders. The ownership of the Trust Property of every description and the right to conduct any business hereinbefore described are vested exclusively in the Trustees, and the Shareholders shall have no interest therein other than the beneficial interest conferred by their Shares, and they shall have no right to call for any partition or division of any property, profits, rights or interests of the Trust nor can they be called upon to assume any losses of the Trust or suffer an assessment of any kind by virtue of their ownership of Shares. The Shares shall be personal property giving only the rights specifically set forth in the Declaration. The Shares shall not entitle the holder to preference, preemptive, appraisal, conversion or exchange rights, except as the Trustees may determine with respect to any series [or class] of Shares. [By becoming a Shareholder each Shareholder shall be held expressly to have assented to and agreed to be bound by the provisions of the Declaration.]

     Section 6.3. Trust Only. It is the intention of the Trustees to create only the relationship of Trustee and beneficiary between the Trustees and each Shareholder from time to time. It is not the intention of the Trustees to create a general partnership, limited partnership, joint stock association, corporation, bailment or any form of legal relationship other than a trust. Nothing in the Declaration shall be construed to make the Shareholders, either by themselves or with the Trustees, partners or members of a joint stock association.

     Section 6.4. Issuance of Shares. The Trustees, in their discretion may, from time to time without vote of the Shareholders, issue Shares, in addition to the then issued and outstanding Shares and Shares held in the treasury, to such party or parties and for such amount and type of consideration, including cash or property, at such time or times, and on such terms as the Trustees may deem best, and may in such manner acquire other assets (including the acquisition of assets subject to, and in connection with, the assumption of liabilities) and businesses. In connection with any issuance of Shares, the Trustees may issue fractional Shares. The Trustees may from time to time divide or combine the Shares of any series [or class] into a greater or lesser number without thereby changing their proportionate beneficial interests in Trust Property allocated or belonging to such series [or class]. Contributions to the Trust may be accepted for, and Shares shall be redeemed as, whole Shares and/or 1/1,000ths of a Share or integral multiples thereof.

     Section 6.5. Register of Shares. A register [or registers] shall be kept at the principal office of the Trust or at an office of the Transfer Agent which shall contain the names and addresses [(which may be addresses for electronic delivery)] of the Shareholders and the number of Shares held by them respectively and a record of all transfers thereof. Such register shall be conclusive as to who are the holders of the Shares and who shall be entitled to receive dividends or distributions or otherwise to exercise or enjoy the rights of Shareholders. No Shareholder shall be entitled to receive payment of any dividend or distribution, nor to have notice given to [[him as ]][that Shareholder as provided] herein or in the By-Laws [[provided]], until [[he]] [the Shareholder] has given his [or her] address to the Transfer Agent or such other officer or agent of the Trustees as shall keep the said register for entry thereon. It is not contemplated that certificates will be issued for the Shares; however, the Trustees, in their discretion, may authorize the issuance of Share certificates and promulgate appropriate rules and regulations as to their use.

     Section 6.6. Transfer of Shares. Shares shall be transferable on the records of the Trust only by the record holder thereof or by [[his]][the record holder's] agent thereunto [[duly]] authorized in writing, upon delivery to the Trustees or[, if there is a Transfer Agent with respect to such Shares,] the Transfer Agent of a duly executed instrument of transfer, together with any certificate or certificates (if issued) for such Shares and such evidence of the genuineness of each such execution and authorization and of other matters as may reasonably be required. Upon such delivery the transfer shall be recorded on the register of the Trust. Until such record is made, the Shareholder of record shall be deemed to be the holder of such Shares for all purposes hereunder and neither the Trustees nor any Transfer Agent or registrar nor any officer, employee or agent of the Trust shall be affected by any notice of the proposed transfer.

     Any [[person]] [Person] becoming entitled to any Shares in consequence of the death, bankruptcy, or incompetence of any Shareholder, or otherwise by operation of law, shall be recorded on the register of Shares as the holder of such Shares upon production of the proper evidence thereof to the Trustees or the Transfer Agent; but until such record is made, the Shareholder of record shall be deemed to be the holder of such Shares for all purposes hereunder and neither the Trustees nor any Transfer Agent or registrar nor any officer or agent of the Trust shall be affected by any notice of such death, bankruptcy or incompetence, or other operation of law.

     Section 6.7. Notices. Any and all notices to which any Shareholder may be entitled and any and all communications shall be deemed duly served or given [(i)] if mailed, postage prepaid, addressed to any Shareholder of record at [[his]] [the Shareholder's] last known address as recorded on the register of the Trust[, (ii) if sent by electronic transmission to the Shareholder of record at the Shareholder's last known address for electronic delivery as recorded on the register of the Trust, (iii) if mailed or sent by electronic delivery to one or more members of the Shareholder's household in accordance with applicable law or regulation, or (iv) if otherwise sent in accordance with applicable law or regulation.]

     Section 6.8. Voting Powers. The Shareholders shall have power to vote only
(i) for the [election of Trustees when that issue is submitted to Shareholders, and for the] removal of Trustees as provided in Section 2.2 hereof, (ii) with respect to any investment advisory or management contract [[as provided in
Section 4.1 hereof]] [on which a shareholder vote is required by the 1940 Act],
(iii) with respect to termination of the Trust [or any series or class to the extent and] as provided in Section 9.2 hereof, (iv) with respect to any amendment of [[this]] [the] Declaration to the extent and as provided in
Section 9.3 hereof, (v) with respect to any merger, consolidation or sale of assets [[as provided in Sections 9.4 and 9.6 hereof, (vi) with respect to incorporation of the Trust or any series]] to the extent and as provided in [[Sections 9.5 and 9.6]] [Section 9.4] hereof, [[(vii)]][(vi)] to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the Shareholders, and [[(viii)]][(vii)] with respect to such additional matters relating to the Trust as may be required by the Declaration, the By-Laws or any registration of the Trust with the Commission (or any successor agency) or any [[state]] [other regulator having jurisdiction over the Trust], or as the Trustees may consider necessary or desirable.

     [[Each whole Share]] [A Shareholder of each series or class] shall be entitled to one vote [[as to any]] [for each dollar of net asset value (number of Shares owned times net asset value per Share) of such series or class, on each] matter on which [[it]] [such Shareholder] is entitled to vote and each fractional [[Share]] [dollar amount] shall be entitled to a proportionate fractional vote, except that [the Trustees may, in conjunction with the establishment of any series or class of Shares (but subject to applicable law), establish conditions under which the several series or classes shall have separate or no voting rights.] Shares held in the treasury of the Trust shall not be voted.

     [Except when a larger vote is required by applicable law or by any provision of the Declaration or the By-Laws, if any, Shares representing a majority of the voting power of the Shares voted in person or by proxy shall decide any questions and a plurality shall elect a Trustee, provided that where any provision of law or of the Declaration requires that the holders of any series or class shall vote as a series or class, then Shares representing a majority of the voting power of the Shares of that series or class voted on the matter shall decide that matter insofar as that series or class is concerned, and provided further that abstentions and broker non-votes shall not be counted as votes cast but shall be counted as being present for purposes of determining the existence of a quorum.

     Shares of all series shall be voted in the aggregate on any matter submitted to a vote of the Shareholders of the Trust except as provided in
Section 6.9(g) hereof.] There shall be no cumulative voting in the election of Trustees. Until Shares are issued [and during any period when no Shares are outstanding], the Trustees may exercise all rights of Shareholders and may take any action required by law, the Declaration or the By-Laws to be taken by Shareholders. The By-Laws may include further provisions for Shareholder votes and meetings and related matters.

     Section 6.9. Series [[Designation]] [of Shares] Shares of the Trust may be divided into series, the number and relative rights, privileges and preferences of which shall be established and designated by the Trustees, in their discretion, in accordance with the terms of this Section 6.9. The Trustees may from time to time exercise their power to authorize the division of Shares into one or more series by establishing and designating one or more series of Shares upon and subject to the following provisions:

     (a) All Shares shall be identical [(subject to such variations between classes of Shares as may be permitted in accordance with the terms of Section
6.10 hereof)] except that there may be such variations [[as shall be fixed and determined]] [between different series as are approved] by the Trustees [[between different series as to purchase price, right of redemption and the price, terms and manner of redemption, and special and relative rights as to dividends and on liquidation.]] [and as are consistent with applicable law.]

     (b) The number of authorized Shares and the number of Shares of each series that may be issued shall be unlimited. The Trustees may classify or reclassify any [[unissued Shares or any ]][Shares of any series, including outstanding Shares, unissued Shares and] Shares previously issued and reacquired [[of any series]][,] into one or more series that may be established and designated from time to time. The Trustees may hold as treasury shares (of the same or some other series), reissue for such consideration and on such terms as they may determine, or cancel any Shares of any series reacquired by the Trust at their discretion from time to time.

     (c) All consideration received by the Trust for the issue or sale of Shares of a particular series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to that series for all purposes, subject only to the rights of creditors of such series, and shall be so recorded upon the books of account of the Trust. In the event that there are any assets, income, earnings, profits, and proceeds thereof, funds, or payments which are not readily identifiable as belonging to any particular series, the Trustees shall allocate them among any one or more of the series established and designated from time to time in such manner and on such basis as they, in their sole discretion, deem fair and equitable. Each such allocation by the Trustees shall be conclusive and binding upon the Shareholders of all series for all purposes. No holder of Shares of any particular series shall have any claim on or right to any assets allocated or belonging to any other series of Shares. [No holder of Shares of any particular series shall be entitled to participate in a derivative or class action on behalf of any other series or the Shareholders of any other series.]

     (d) The assets belonging to each particular series shall be charged with the liabilities of the Trust in respect of that series and all expenses, costs, charges and reserves attributable to that series, and any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as belonging to any particular series shall be allocated and charged by the Trustees to and among any one or more of the series established and designated from time to time in such manner and on such basis as the Trustees, in their sole discretion, deem fair and equitable. Each allocation of liabilities, expenses, costs, charges and reserves by the Trustees shall be conclusive and binding upon the holders of all series for all purposes. The Trustees shall have full discretion, to the extent not inconsistent with the 1940 Act, to determine which items shall be treated as income and which items as capital; and each such determination and allocation shall be conclusive and binding upon the Shareholders. Under no circumstances shall the assets allocated or belonging to any particular series be charged with liabilities attributable to any other series. All Persons who have extended credit which has been allocated to a particular series, or who have a claim or contract which has been allocated to any particular series, shall look only to the assets of that particular series for payment of such credit, claim or contract.

     (e) The power of the Trustees to invest and reinvest the Trust Property allocated or belonging to any particular series shall be governed by Section
3.2 hereof unless otherwise provided in the instrument of the Trustees establishing such series [which is hereinafter described.]

     (f) Each Share of a series shall represent a beneficial interest in the net assets allocated or belonging to such series only, and such interest shall not extend to the assets of the Trust generally. Dividends and distributions on Shares of a particular series may be paid with such frequency as the Trustees may determine, which may be [[daily]] [monthly] or otherwise, pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Trustees may determine, to the holders of Shares of that series, only, from such of the income and capital gains, accrued or realized, from the assets belonging to that series, as the Trustees may determine, after providing for actual and accrued liabilities belonging to that series. [[All]] [Subject to differences among classes, all] dividends and distributions on Shares of a particular series shall be distributed pro rata to the holders of that series in proportion to the number [and value] of Shares of that series held by such holders at the date and time of record established for the payment of such dividends or distributions. Shares of any particular series of the Trust may be redeemed solely out of Trust Property allocated or belonging to that series. Upon liquidation or termination of a series of the Trust, Shareholders of such series shall be entitled to receive a pro rata share of the net assets of such series only. [[A Shareholder of a particular series of the Trust shall not be entitled to participate in a derivative or class action on behalf of any other series or the Shareholders of any other series of the Trust.]]

     (g) Notwithstanding any provision hereof to the contrary, on any matter submitted to a vote of the Shareholders of the Trust, all Shares [of all series] then entitled to vote shall be voted [[by individual series]] [in the aggregate], except that (i) when required by the 1940 Act to be voted [[in the aggregate]] [by individual series or class], Shares shall not be voted [[by individual series]] [in the aggregate], and (ii) when the Trustees have determined that the a matter affects only the interests of Shareholders of [[one or more]] [particular] series [or classes of Shares], only Shareholders of such series [or classes of Shares, as applicable], shall be entitled to vote thereon.

     [Section 6.10. Classes of Shares. The Trustees may, in their discretion, authorize the division of Shares of the Trust (or any series of the Trust) into one or more classes, the number and relative rights, privileges and preferences of which shall be established and designated by the Trustees, in their discretion, in accordance with the terms of the 1940 Act. The number of Shares of each class that may be issued is unlimited, and the Trustees may classify or reclassify any shares of any class, including outstanding Shares, into one or more classes that may be established and designated from time to time. All Shares of a class shall be identical with each other and with the Shares of each other class of the Trust or the same series of the Trust (as applicable), except for such variations between classes as may be approved by the Board of Trustees and not prohibited by the 1940 Act.

     Section 6.11 Series and Class Designations.][[(h)]] The establishment and designation of any series [or class] of Shares shall be effective [(a)] upon the execution by a majority of the then Trustees of an instrument setting forth such establishment and designation and the relative rights and preferences of such series[[, or as otherwise provided in such]] [or class, (b) upon the vote of a majority of the Trustees as set forth in an] instrument[[. At any time that there are no Shares outstanding of any particular series previously established and designated]] [executed by an officer of the Trust, or (c) at such other time as the instrument referred to in the foregoing clause (a) or the vote referred to in the foregoing clause (b) may provide. Subject to
Section 9.2 hereof], the Trustees may [at any time] by an instrument executed by a majority of their number abolish [[that]] [any] series [or] class and the establishment and designation thereof. Each instrument referred to in this paragraph shall [[have the status of]] [be] an amendment to [[this]] [the] Declaration.

     The series of Shares [[established and designated pursuant to this Section
6.9 and]] existing as of the date hereof are set forth in [[Annex]] [Appendix] A hereto.

     [[Shares of each series have not, as of the date hereof, been divided into classes.]]


                                  ARTICLE VII
                                  REDEMPTIONS

     Section 7.1[[- Redemption of Shares.]][. Redemptions.] All Shares [[of the Trust]] shall be redeemable[[, at the]] [based on a] redemption price determined in [[the manner set out in this ]][accordance with this Section 7.1 and Article VIII of the] Declaration. Redeemed Shares may be resold by the Trust. The Trust shall redeem the Shares at the price determined as hereinafter set forth, upon [acceptance of] the appropriately verified [[written]] application of the record holder thereof (or upon such other form of request as the Trustees may determine) at such office or agency as may be designated from time to time for that purpose in the Trust's then effective [[prospectus]] [registration statement] under the Securities Act of 1933 [and the 1940 Act]. The Trustees may from time to time specify additional conditions, not inconsistent with the 1940 Act, [in the Trust's registration statement] regarding the redemption of Shares [[in the Trust's then effective prospectus under the Securities Act of 1933.

Section 7.2 - Price.]] Shares shall be redeemed at [[their]] [the] net asset value [thereof next] determined [[as set forth in Article VIII hereof as]] [after acceptance] of such [[time as the Trustees shall have theretofore prescribed by resolution. In the absence of such resolution, the]] [request, less any applicable] redemption [[price of Shares deposited shall be the net asset value of such Shares next determined as set forth in Article VIII hereof after receipt of such application.]] [fee or sales charge as permitted under applicable law.]

[[Section 7.3 - Payment. Payment of the redemption price of]] [Subject to
Section 7.2 hereof, payment for said] Shares [[of any series]] shall be made [to the Shareholder] in cash or in property [[out of the assets of such series to the Shareholder of record]] at such time and in [[the]] [such] manner, not inconsistent with the 1940 Act or other applicable [[laws, as may be specified from time to time in the Trust's then effective prospectus under the Securities Act of 1933, subject to the provisions of Section 7.4 hereof.]] [law. Except as expressly determined by the Trustees, Shareholders shall not have the right to have Shares redeemed in-kind.]

     Section [[7.4 - Effect of]] [7.2.] Suspension of [[Determination of Net Asset Value. If, pursuant to Section 7.6 hereof, the Trustees shall]] [Right of Redemption. The Trust may] declare a suspension of the [[determination of net asset value, the rights of Shareholders (including those who shall have applied for]] [right of redemption or postpone the date of payment of the] redemption [[pursuant to Section 7.1 hereof but who shall not yet have received payment) to have Shares redeemed and paid for by]] [proceeds of any series or class as permitted under the 1940 Act. Such suspension shall take effect at such time as] the Trust shall [[be suspended until]] [specify, and thereafter there shall be no right of redemption or payment of the redemption proceeds until the Trust shall declare the suspension at an end. In the case of a suspension of the right of redemption, a Shareholder may either withdraw the Shareholder's request for redemption or receive payment based on the net asset value existing after] the termination of [[such suspension is declared. Any record holder who shall have his redemption right so suspended may, during the period of such suspension, by appropriate written notice of revocation at the office or agency where application was made, revoke any application for redemption not honored and withdraw any certificates on deposits. The redemption price of Shares for which redemption applications have not been revoked shall be the net asset value of such Shares next determined as set forth in Article VIII after the termination of such suspension, and payment shall be made within seven days after the date upon which the application was made plus the period after such applications during which the determination of net asset value was suspended.]] [the suspension.]

[[Section 7.5 -]] [Section 7.3.] Redemption of Shares [[in Order to Qualify as Regulated Investment Company]]; Disclosure of Holding. [[If the]] [The]

Trustees [[shall, at any time and in good faith, be of the opinion]] [may, in their discretion, require the Trust to redeem Shares held by any Shareholder for any reason under terms set by the Trustees, including, but not limited to,
(i) the determination of the Trustees] that direct or indirect ownership of Shares [[or other securities of the Trust]] [of any series or class] has or may become concentrated in [[any Person]] [such Shareholder] to an extent [[which]] [that] would disqualify [[the Trust or any]] [that] series [[of the Trust]] as a regulated investment company under the Internal Revenue Code[[, then the Trustees shall have the power by lot or other means deemed equitable by them
(i) to call for redemption by any such Person a number, or principal amount, of Shares or other securities of the Trust sufficient to maintain or bring the direct or indirect]] [of 1986, as amended (or any successor statute thereto),
(ii) the failure of a Shareholder to supply a tax identification number if required to do so, (iii) the failure of a Shareholder to pay when due for the purchase of Shares issued to that Shareholder, (iv) the value of a Shareholder's Shares being less than a minimum amount established from time to time by the Trustees, (v) failure of a Shareholder to meet or maintain the qualifications for ownership of a particular class of Shares, or (vi) the determination by the Trustees or pursuant to policies adopted by the Trustees that] ownership of Shares [[or other securities]] [by a particular Shareholder is not in the best interests of the remaining Shareholders] of the Trust [[into conformity with the requirements for such qualification and (ii) to refuse to transfer or issue Shares or other securities of the Trust to any Person whose acquisition of the Shares or other securities of the Trust in question would result in such disqualification]] [or applicable series or class]. The redemption shall be effected at the redemption price and in the manner provided in Section 7.1 [hereof].

     The holders of Shares [[of]] [or] other securities of the Trust shall upon demand disclose to the Trustees in writing such information with respect to direct and indirect ownership of Shares or other securities of the Trust as the Trustees deem necessary to comply with the provisions of the Internal Revenue Code [of 1986, as amended (or any successor statute)], or to comply with the requirements of any other [law or regulation, and such ownership of Shares may be disclosed by the Trustees if so requested by such law or regulation.] [[taxing authority.

Section 7.6 - Suspension of Right of Redemption. The Trust may declare a suspension of the right of redemption or postpone the date of payment or redemption for the whole or any part of any period (i) during which the New York Stock Exchange is closed other than customary weekend and holiday closings, (ii) during which trading on the New York Stock Exchange is restricted, (iii) during which an emergency exists as a result of which disposal by the Trust of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Trust fairly to determine the value of its net assets, or (iv) during any other period when the Commission may for the protection of security holders of the Trust by order permit suspension of the right of redemption or postponement of the date of payment or redemption; provided that applicable rules and regulations of the Commission shall govern as to whether conditions prescribed in (ii), (iii), or (iv) exist. Such suspension shall take effect at such time as the Trust shall specify but not later than the close of business on the business day next following the declaration of suspension, and thereafter there shall be no right of redemption or payment on redemption until the Trust shall declare the suspension at an end, except that the suspension shall terminate in any event on the first day on which said stock exchange shall have reopened or the period specified in
(ii) or (iii) shall have expired (as to which in the absence of an official ruling by the Commission, the determination of the Trust shall be conclusive). In the case of a suspension of the right of redemption a Shareholder may either withdraw his request for redemption or receive payment based on the net asset value existing after the termination of the suspension as provided in Section
7.4 hereof.]]

                                 ARTICLE VIII

                       DETERMINATION OF NET ASSET VALUE,
                         NET INCOME AND DISTRIBUTIONS

[[Subject to Section 6.9 hereof, the]][The] Trustees, in their absolute discretion, may prescribe and shall set forth in the By-[[Laws]] [laws] or in a duly adopted vote of the Trustees such bases and times for determining the per Share or net asset value of the Shares [[of any series]] or net income [[attributable to the Shares of any series]], or the declaration and payment of dividends and distributions [[on the Shares of any series]], as they may deem necessary or desirable.

                                  ARTICLE IX

                        DURATION; TERMINATION OF TRUST;
                           AMENDMENT; MERGERS, ETC.

     Section 9.1. Duration. The Trust shall continue without limitation of time but subject to the provisions of this Article IX.

     Section 9.2. Termination of Trust. (a) The Trust may be terminated [at any time] (i) by a Majority Shareholder Vote of the holders of its Shares, or (ii) by the Trustees by written notice to the Shareholders. Any series of the Trust[, or any class of any series,] may be terminated [at any time] (i) by a Majority Shareholder Vote of the holders of Shares of that [[Series]] [series or class], or (ii) by the Trustees by written notice to the Shareholders of that series [or class]. Upon the termination of the Trust or any series of the
Trust:

     (i) The Trust or series of the Trust shall carry on no business except for the purpose of winding up its affairs;

     (ii) The Trustees shall proceed to wind up the affairs of the Trust or series of the Trust and all the powers of the Trustees under [[this]] [the] Declaration shall continue until the affairs of the Trust or series of the Trust shall have been wound up, including the power to fulfill or discharge the contracts of the Trust or series of the Trust, collect its assets, sell, convey, assign, exchange, transfer or otherwise dispose of all or any part of the remaining Trust Property or Trust Property of the series to one or more

[[persons]] [Persons] at public or private sale for consideration which may consist in whole or in part of cash, securities or other property of any kind, discharge or pay its liabilities, and to do all other acts appropriate to liquidate its business; [[provided, that any sale, conveyance, assignment, exchange, transfer or other disposition of all or substantially all the Trust Property shall require Shareholder approval in accordance with Section 9.4 hereof, and any sale, conveyance, assignment, exchange, transfer or other disposition of all or substantially all of the Trust Property allocated or belonging to any series shall require the approval of the Shareholders of such series as provided in Section 9.6 hereof; and]]

     (iii) After paying or adequately providing for the payment of all liabilities, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining Trust Property or Trust Property of the series, in cash or in kind or partly in cash and partly in kind, among the Shareholders of the Trust or the series according to their respective rights.

[The foregoing provisions shall also apply, with appropriate modifications as determined by the Trustees, to the termination of any class.]

     (b) After termination of the Trust or series [or class ]and distribution to the Shareholders of the Trust or series [or class] as herein provided, a majority of the Trustees shall execute and lodge among the records of the Trust an instrument in writing setting forth the fact of such termination, and the Trustees shall thereupon be discharged from all further liabilities and duties hereunder with respect to the Trust or series [or class], and the rights and interests of all Shareholders of the Trust or series [or class ]shall thereupon cease.

     Section 9.3. Amendment Procedure. (a) [[This Declaration may be amended by a Majority]] [Except as specifically provided herein, the Trustees may, without any] Shareholder [[Vote of the Shareholders of the Trust or by any instrument in writing, without a meeting, signed by a majority of the Trustees and consented to by the holders of not less than a majority of the Shares of]][ vote, amend or otherwise supplement the Declaration by making an amendment, a Declaration of Trust supplemental hereto or an amended and restated Declaration. Without limiting the foregoing power reserved to the Trustees,] the [[Trust. The]] Trustees may [[also amend this Declaration,]] without [[the vote or consent of Shareholders]] [any Shareholder vote, amend the Declaration] to designate [[series in accordance with Section 6.9 hereof]] [or redesignate series or classes], to change the name [or principal office] of the Trust, to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision hereof, or if they deem it necessary or advisable, to conform [[this]] [the] Declaration to the requirements of applicable [[federal laws or regulations or the requirements of the regulated investment company provisions of]] [law, including the 1940 Act and] the Internal Revenue Code of 1986, as amended, but the Trustees shall not be liable for failing [to do so. Shareholders][[so to do.

     (b) No amendment which the Trustees shall have determined shall affect the rights, privileges or interests of holders of a particular series of Shares, but not the rights, privileges or interests of holders of Shares of the Trust generally, may be made except with the vote or consent by ]][the right to vote on (i) any amendment that would affect their right to vote granted in Section 6.8; (ii) any amendment to this Section 9.3(a); (iii) any amendment as may be required by law, or by the Trust's registration statement, to be approved by Shareholders; and (iv) any amendment submitted to them by the Trustees. Any amendment on which Shareholders have the right to vote shall require] a Majority Shareholder Vote of [the Shareholders] [[such series.

     (c) Notwithstanding any other provision hereof, no amendment may be made under this Section 9.3 which would change any rights with respect to the Shares, or any series of Shares, by reducing the amount payable thereon upon liquidation of the Trust or by diminishing or eliminating any voting rights pertaining thereto, except with a Majority Shareholder Vote of Shares or series of Shares.]][, or the written consent, without a meeting, of the holders of Shares representing not less than a majority of the voting power of the Shares of the Trust. Notwithstanding the foregoing, if the Trustees shall determine that any amendment required or permitted to be submitted to Shareholders would affect only the interests of Shareholders of particular series or classes of Shares, then only Shareholders of such series or classes, as applicable, shall be entitled to vote thereon, and no vote of Shareholders of any other series or classes shall be required.

     (b)] Nothing contained in [[this]] [the] Declaration shall permit the amendment of [[this]] [the] Declaration to impair the exemption from personal liability of the Shareholders, [former Shareholders,] Trustees, [Trustees Emeritus, officers, employees and agents of the Trust or to permit assessments upon Shareholders or former Shareholders. Notwithstanding anything else herein, any amendment to Section 5.3 shall not limit the rights to indemnification or insurance provided therein with respect to actions or omissions of persons entitled to indemnification under such Section prior to such amendment.

     (c)] [[(d)]] A certificate signed by a majority of the Trustees setting forth an amendment and reciting that it was duly adopted by the Shareholders [(if applicable)] or by the Trustees as aforesaid or a copy of the Declaration, as amended, and executed by a majority of the Trustees, shall be conclusive evidence of such amendment when lodged among the records of the Trust.

     [[(e)]] [(d)] Notwithstanding any other provision hereof, until such time as [[a Registration Statement under]] [Shares of a particular series or class are first issued] the [[Securities Act of 1933, as amended, covering the first public offering of securities of the Trust shall have become effective, this]] Declaration may be [terminated or] amended in any respect [as to that series or class, and as to any series or class in which Shares are not outstanding,] by the affirmative vote of a majority of the Trustees or by an instrument signed by a majority of the Trustees.

     Section 9.4. Merger, Consolidation and Sale of Assets. [[The Trust]][Subject to applicable law and except as otherwise provided in Section
9.5 hereof, the Trust or any series or class thereof] may merge or consolidate with any other corporation, association, trust or other organization or may sell, lease or exchange all or substantially all of the Trust Property[[,]] [(or all or substantially all of the Trust Property allocated or belonging to a particular series or class of the Trust)] including its good will, upon such terms and conditions and for such consideration when and as authorized [(a)] at any meeting of Shareholders called for such purpose by [[the ]][a Majority Shareholder Vote of all series of the Trust voting as a single class if the entire Trust is merging, consolidating or disposing of assets, by a] Majority Shareholder Vote of the [[Trust, or by an instrument or instruments in writing without a meeting, consented to by the]] [particular series if the entire series is merging, consolidating or disposing of assets, or by a] Majority Shareholder Vote of [[the Trust provided, however, that if]] [a class if only that class is merging, consolidating or disposing of assets, or (b) by the written consent, without a meeting, of the holders of Shares representing a majority of the voting power of the outstanding Shares of all series of the Trust voting as a single class, or of the particular series or class as described above. Any] such merger, consolidation, [[sale, lease or exchange is recommended by the Trustees, the vote or written consent of the holders of a majority of Shares outstanding shall be sufficient authorization; and any such merger, consolidation,]] sale, lease or exchange shall be deemed for all purposes to have been accomplished under and pursuant to the statutes of The Commonwealth of Massachusetts. [Such transactions may be effected through share-for-share exchanges, transfers or sales of assets, in-kind redemptions and purchases, exchange offers, or any other method approved by the Trustees] Nothing contained herein shall be construed as requiring approval of [[shareholders]] [Shareholders for any recapitalization or reclassification of any series or class,] for any sale of assets in the ordinary course of the business of the Trust], or for any transaction, whether deemed a merger, consolidation, reorganization or exchange of shares or otherwise, whereby the Trust issues shares of one or more series or classes in connection with the acquisition of assets (including those subject to liabilities) from any other investment company or similar entity.]

     Section 9.5. Incorporation, Reorganization. [[With the approval of the holders of a majority of the Shares outstanding and entitled to vote, the Trustees may]] [The Trustees may, without the vote or consent of Shareholders,] cause to be organized or assist in organizing a corporation or corporations under the laws of any jurisdiction, or any other trust [(or series or class of a trust)], unit investment trust, partnership, [limited liability company,] association or other organization to [[take over]] [acquire] all [or a portion] of the Trust Property [(or all or a portion of the Trust Property allocated or belonging to a particular series or class)] or to carry on any business in which the Trust shall directly or indirectly have any interest, and to sell, convey and transfer [[the]] [such] Trust Property to any such corporation, trust [(or series or class of a trust)], partnership, [limited liability company,] association or organization in exchange for the shares or securities thereof or otherwise, and to lend money to, subscribe for the shares or securities of, and enter into any contracts with any such corporation, trust, partnership, association or organization in which the Trust holds or is about to acquire shares or any other interest. [[Subject to Section 9.4 hereof, the]] [The] Trustees may also[, without the vote or consent of Shareholders,] cause a merger or consolidation between the Trust or any successor thereto and any such corporation, trust [( or series or class of a trust)], partnership, association or other organization if and to the extent permitted by law. [[Nothing contained in]] [The Trustees shall provide written notice to affected Shareholders of each transaction pursuant to] this Section 9.5[. Such transactions may be effected through share-for-share exchanges, transfers or sales of assets, in-kind redemptions and purchases,] [[shall be construed as requiring approval of Shareholders for the Trustees to organize or assist in organizing one or more corporations, trusts, partnerships, associations or other organizations and selling, conveying or transferring a portion of the Trust Property to such organization or entities.

Section 9.6 - Incorporation or Reorganization of Series. With the approval of a Majority Shareholder Vote of any series, the Trustees may sell, lease or]] exchange [[all of the Trust Property allocated or belonging to that series, or cause to be organized or assist in organizing a corporation or corporations under the laws of any other jurisdiction]] [offers], or any other [[trust, unit investment trust, partnership, association or other organization, to take over all of the Trust Property allocated or belonging to that series and to sell, convey and transfer such Trust Property to any such corporation, trust, unit investment trust, partnership, association, or other organization in exchange for the Shares or securities thereof or otherwise.]] [method approved by the Trustees.]

                                   ARTICLE X
            [[REPORTS TO SHAREHOLDERS AND SHAREHOLDER COMMUNICATION

The Trustees shall at least semi-annually submit to the Shareholders a written financial report of the transactions of the Trust, including financial statements which shall at least annually be certified by independent public accountants.

Whenever ten (10) or more Shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either Shares having a net asset value of at least $25,000 or at least 1% of the Shares outstanding, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other Shareholders with a view to obtaining signatures to a request for a meeting of Shareholders for the purpose of removing one or more Trustees pursuant to
Section 2.2 hereof and accompany such application with a form of communication and request which they wish to transmit, the Trustees shall within five business days after receipt of such application either:

(a) afford to such applicants access to a list of the names and addresses of all Shareholders as recorded on the books of the Trust; or

(b) inform such applicants as to the approximate number of Shareholders of record, and the approximate cost of mailing to them the proposed communication and form of request. If the Trustees elect to follow the course specified in
(b) above, the Trustees, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all Shareholders of record, unless within five business days after such tender the Trustees mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

                                 ARTICLE XI]]

                                 MISCELLANEOUS

     Section [[11.1 -]][10.1.] Filing. [[This]] [The] Declaration[[, as amended,]] and any subsequent amendment hereto shall be filed in the office of the Secretary of The Commonwealth of Massachusetts and in such other place or places as may be required under the laws of The Commonwealth of Massachusetts and may also be filed or recorded in such other places as the Trustees deem appropriate[, provided that the failure to so file shall not invalidate this instrument or any properly authorized amendment hereto]. Each amendment so filed shall be accompanied by a certificate signed and acknowledged by [[a]] [an officer or ]Trustee stating that such action was duly taken in a manner provided herein, and unless such amendment or such certificate sets forth some [[later]] [other] time for the effectiveness of such amendment, such amendment shall be effective upon its filing. A restated Declaration, integrating into a single instrument all of the provisions of the Declaration which are then in effect and operative, may be executed from time to time by a majority of the Trustees and shall, upon filing with the Secretary of The Commonwealth of Massachusetts, be conclusive evidence of all amendments contained therein and may thereafter be referred to in lieu of the original Declaration and the various amendments thereto.

     Section [[11.2 -]][10.2]. Governing Law. [[This]] [The] Declaration is executed by the Trustees and delivered in The Commonwealth of Massachusetts and with reference to the laws thereof, and the rights of all parties and the validity and construction of every provision hereof shall be subject to and construed according to the laws of said Commonwealth. [The Trust shall be of the type commonly called a Massachusetts business trust, and without limiting the provisions hereof, the Trust may exercise all powers which are ordinarily exercised by such a trust, and the absence of a specific reference herein to any such power, privilege, or action shall not imply that the Trust may not exercise such power or privilege or take such action.

     Section 10.3. Principal Office. The principal office of the Trust is 500 Boylston Street, Boston, Massachusetts. The Trustees, without a vote of Shareholders, may change the principal office of the Trust.]

     Section [[11.3 -]][10.4.] Counterparts. [[This]] [The] Declaration may be simultaneously executed in several counterparts, each of which shall be deemed to be an original, and such counterparts, together, shall constitute one and the same instrument, which shall be sufficiently evidenced by any such original counterpart.

     Section [[11.4 -]][10.5.] Reliance by Third Parties. Any certificate executed by an individual who, according to the records of the Trust, appears to be [[a]] [an officer or] Trustee hereunder, certifying to: (i) the number or identity of Trustees or Shareholders, (ii) the due authorization of the execution of any instrument or writing, (iii) the form of any vote passed at a meeting of Trustees or Shareholders, (iv) the fact that the number of Trustees or Shareholders present at any meeting or executing any written instrument satisfies the requirements of [[this]] [the] Declaration, (v) the form of any By-Laws adopted by or the identity of any officers elected by the Trustees, or
(vi) the existence of any fact or facts which in any manner [[relate]] [relates] to the affairs of the Trust, shall be conclusive evidence as to the matters so certified in favor of any Person dealing with the Trustees and their successors.

     Section [[11.5 -]][10.6.] Provisions in Conflict with Law or Regulations.

     (a) The provisions of the Declaration are severable, and if the Trustees shall determine, with the advice of counsel, that any of such provisions is in conflict with the 1940 Act, the regulated investment company [or other] provisions of the Internal Revenue Code of 1986, as amended, or with other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of the Declaration; provided however, that such determination shall not affect any of the remaining provisions of the Declaration or render invalid or improper any action taken or omitted prior to such determination.

     (b) If any provision of the Declaration shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provision in any other jurisdiction or any other provision of the Declaration in any jurisdiction.

[[ANNEX A]]

                                                                    [APPENDIX A

                PURSUANT TO SECTION 6.9 OF THE DECLARATION, THE
                               ESTABLISHMENT AND
                      DESIGNATION OF SERIES OF SHARES OF
                    BENEFICIAL INTEREST (WITHOUT PAR VALUE)

     The] Trustees of the Trust [[have ]][, acting pursuant to the Trust's Declaration, have previously] established and designated [[twenty six]] [the] series [(each, a "Fund")] of Shares [[(as defined in the Declaration), such series having the following special and relative rights:]] [of Beneficial Interest listed below.]

     1. The [[series]] [Funds] are [[designated:]]

                                  Bond Series
                          Capital Appreciation Series
                           [[ Conservative Growth]]
                        [Capital Opportunities] Series
                            Emerging Growth Series
                       [Emerging Markets Equity Series]
                             Equity Income Series
                       [Global Asset Allocation Series]
                          [Global Governments Series]
                            [Global Growth Series]
                      [Global Telecommunications Series]
                         [Global Total Return Series]
                         Government Securities Series
                               High Yield Series
                          International Growth Series
                    International Growth and Income Series
                            Managed Sectors Series
                  Massachusetts Investors Growth Stock Series
                    [Massachusetts Investors Trust Series]
  [Mid Cap Growth] [[MFS/Foreign & Colonial Emerging Markets Equity]] Series
                              Money Market Series
                             New Discovery Series
                                Research Series
                       Research Growth and Income Series
                         Research International Series
                             [[Research Series ]]
                           [Strategic Growth Series]
                            Strategic Income Series

                              [Technology Series]
                              Total Return Series
                               Utilities Series

                                [[Value Series
                         World Asset Allocation Series
                           World Governments Series
                              World Growth Series
                           World Total Return Series
                      Zero Coupon Series, Portfolio 2000

                                2. The series]]
     [2. Each Fund] shall be authorized to [[invest in]] [hold] cash, [invest in] securities, instruments and other property [and use investment techniques] as from time to time described in the Trust's then currently effective registration statement under the Securities Act of 1933 [to the extent pertaining to the offering of Shares of the Fund]. Each Share of [[Beneficial Interest of the Series ("Share")]] [each Fund] shall be redeemable[[, shall be entitled to one vote or fraction thereof in respect of a fractional share on matters on which Shares of the series]] [as provided in the Declaration. Subject to differences among classes, each Share of each Fund shall be entitled to vote on matters on which Shares of the Fund shall be entitled to vote as provided in Section 6.8 of the Trust's Declaration of Trust], shall represent a pro rata beneficial interest of in the assets allocated to or belonging to the [[series]] [Fund], and shall be entitled to receive its pro rata share of the net assets of the [[series]] [Fund] upon liquidation of the [[series]] [Fund], all as provided in Section 6.9 of the Declaration [of Trust. The proceeds of sales of Shares of each Fund, together with any income and gain thereon, less any diminution or expenses thereof, shall irrevocably belong to the Fund, unless otherwise required by law.]

     3. Shareholders of [[the series]] [each Fund] shall vote separately as a class [[from shareholders of each other Series,]] on any matter to the extent required by, and any matter shall be deemed to have been [deemed] effectively acted upon with respect to the [[series]] [Fund] as provided in[,] Rule 18f-2, as from time to time in effect, under the [[Investment Company Act of 1940, as amended,]] [1940 Act] or any successor rule, and [[by]] the Declaration.

     4. The assets and liabilities of the Trust shall be allocated among [[the]] [each Fund and any] series of the Trust [designated in the future] as set forth in Section 6.9 of the Declaration.

     5. Subject to the provisions of Section 6.9 and Article IX of the Declaration, the Trustees (including any successor Trustees) shall have the right at any time and from time to time to reallocate assets and expenses or to change the designation of [[any series now or hereafter created]] [each Fund], or to otherwise change the special and relative rights of [[any series.]] [each Fund.

     6. Any Fund may be terminated at any time by the Trustees by written notice to the Shareholders of the Fund in accordance with Article IX of the Declaration.]

[[IN WITNESS WHEREOF, the undersigned have executed this instrument this ________ day of ________________ 1997.]]

[signature lines omitted]

                                                                     APPENDIX B

                       FUNDAMENTAL POLICIES TO APPLY TO
                     EACH SERIES UPON SHAREHOLDER APPROVAL

A Series may not:

(1) Borrow Money: borrow money except to the extent such borrowing is not prohibited by the 1940 Act and exemptive orders granted under such Act.

(2) Underwrite Securities: underwrite securities issued by other persons, except that all or any portion of the assets of the Series may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act, and except insofar as the Series may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security.

(3) Real Estate, Oil and Gas, Mineral Interests, Commodities: purchase or sell real estate (excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies and any type of option, Futures Contracts and Forward Contracts) in the ordinary course of its business. The Series reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including currencies and any type of option, Futures Contracts and Forward Contracts) acquired as a result of the ownership of securities.

(4) Senior Securities: issue any senior securities except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act. For purposes of this restriction, collateral arrangements with respect to any type of swap, option, Forward Contracts and Futures Contracts and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security.

(5) Make Loans: make loans except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act.

The Series, other than the Global Telecommunications Series and the Utilities Series, may not:

(6) Industry Concentration: purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry. For the Money Market Series, this restriction shall not apply to securities or obligations issued or guaranteed by banks or bank holding companies, finance companies or utility companies.

The Global Telecommunications Series may not:

(6) Industry Concentration: invest 25% or more of the market value of its total assets in securities of issuers in any one industry, except that the Series will invest at least 25% of its total assets in a group of related telecommunications industries.

The Utilities Series may not:

(6) Industry Concentration: invest 25% or more of the market value of its total assets in securities of issuers in any one industry, except that the Series will invest at least 25% of its total assets in the utilities industry.

                                                                     APPENDIX C

                  CURRENT FUNDAMENTAL INVESTMENT POLICIES AND
                          PROPOSED ACTION TO BE TAKEN

(1) INVESTMENT POLICIES THAT APPLY TO THE CAPITAL APPRECIATION SERIES, GOVERNMENT SECURITIES SERIES, HIGH YIELD SERIES, MANAGED SECTORS SERIES, MASSACHUSETTS INVESTORS TRUST SERIES, MONEY MARKET SERIES, TOTAL RETURN SERIES, AND GLOBAL GOVERNMENTS SERIES

-------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY                REVISED FUNDAMENTAL POLICY OR
                                          PROPOSED REMOVAL OF POLICY
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
None of the Series may, except as
indicated:
-------------------------------------------------------------------------------
(1)  Enter into repurchase agreements     It is proposed that this fundamental
if, as a result of such agreement, more   policy be removed.
than 10% of the Series' total assets
valued at the time of the transaction
would be subject to repurchase
agreements maturing in more than seven
days.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
(2)  Lend money or securities, provided   Make Loans:  A Series may not make
that the making of time or demand         loans except to the extent not
deposits with banks and the purchase      prohibited by the 1940 Act and
of debt securities such as bonds,         exemptive orders granted under such
debentures, commercial paper, repurchase  Act.
agreements and short-term obligations
in accordance with its investment
objectives and policies are not
prohibited; and provided that the
Massachusetts Investors Trust Series,
Total Return Series, Global Governments
Series and Managed Sectors Series may
purchase a portion of an issue of debt
securities of types commonly distributed
privately to financial institutions, and
provided that this shall not prohibit
the Global Governments Series, Total
Return Series or Massachusetts Investors
Trust Series from lending securities in
accordance with their investment
objectives or the Managed Sectors
Series from purchasing convertible
debt instruments consistent with its
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
investment objectives. For the purposes
of this restriction, the purchase of
short-term commercial paper or a portion of an issue of debt securities which are part of an issue to the public shall not be considered the making of a loan.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
(3)  Borrow money except as a             Borrow Money:  A Series may not
temporary measure for extraordinary or    borrow money except to the extent
emergency purposes and then only in an    such borrowing is not prohibited by
amount up to 1/3 of the value of its      the 1940 Act and exemptive orders
total assets, in order to meet            granted under such Act.
redemption requests without immediately
selling any portfolio securities (any
such borrowings under this section will
not be collateralized). If, for any
reason, the current value of the total
assets of any Series falls below an
amount equal to three times the amount
of its indebtedness for money borrowed,
that Series will, within three business
days, reduce its indebtedness to the
extent necessary. No Series will borrow
for leverage purposes. No Series will
purchase any investments while
borrowings are outstanding. For this
purpose a borrowing shall not be deemed
the issuance of a senior security.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
(4)  Write, purchase or sell puts, calls  It is proposed that this fundamental
or combinations thereof, provided         policy be removed.
however that warrants and convertible
securities may be purchased and sold
by a Series, and provided further that
this shall not prevent the Capital
Appreciation Series, the Government
Securities Series, the Global Governments
Series or the Managed Sectors Series from
writing, purchasing and selling puts,
calls or combinations thereof or from
purchasing, owning, holding or selling
contracts for the future delivery of
securities or currencies in accordance
with their objectives and policies.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
(5)  Purchase or retain the securities    It is proposed that this fundamental
of any issuer if any of the members of    policy be removed.
the Trust's Board of Trustees or the
Directors and officers of Sun Life of
Canada (U.S.), Sun Life (NY) or MFS
own beneficially more than 1/2 of 1%
of the securities of such issuer and
together own more than 5% of the
securities of such issuer.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
(6)  Invest for the purpose of            It is proposed that this fundamental
exercising control or management of       policy be removed.
another issuer.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
(7)  Invest in oil, gas or other mineral  Real Estate, Oil and Gas, Mineral
exploration or development programs.      Interests, Commodities:  A Series may
                                          not purchase or sell real estate
                                          (excluding securities secured by real
                                          estate or interests therein and
                                          securities of companies, such as real
                                          estate investment trusts, which deal
                                          in real estate or interests therein),
                                          interests in oil, gas or mineral
                                          leases, commodities or commodity
                                          contracts (excluding currencies and
                                          any type of option, Futures Contracts
                                          and Forward Contracts) in the
                                          ordinary course of its business. The
                                          Series reserves the freedom of action
                                          to hold and to sell real estate,
                                          mineral leases, commodities or
                                          commodity contracts (including
                                          currencies and any type of option,
                                          Futures Contracts and Forward
                                          Contracts) acquired as a result of
                                          the ownership of securities.


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
(8)  Purchase securities of other         It is proposed that this fundamental
investment companies, except that the     policy be removed.
Government Securities Series may
purchase U.S. Government related
Securities in accordance with its
investment objectives and policies; and
except, as regards the Total Return
Series, the Global Governments Series
and the Managed Sectors Series, by
purchase in the open market where no
commission or profit to a sponsor or
dealer results from such purchase other
than the customary broker's commission,
or except when such purchase, though not
made in the open market, is part of a
plan of merger or consolidation; and
provided, however that the Managed
Sectors Series shall not purchase the
securities of any investment company if
such purchase at the time thereof would
cause more than 10% of the Series' total
assets (taken at market value) to be
invested in the securities of such
issuers; and provided, further, that
these Series shall not purchase
securities issued by any registered
open-end investment company.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
(9)  Underwrite securities issued by      Underwrite Securities:  A Series may
others except to the extent the Series    not underwrite securities issued by
may be deemed to be an underwriter,       other persons, except that all or
under the federal securities laws, in     any portion of the assets of the
connection with the disposition of        Series may be invested in one or more
portfolio securities.                     investment companies, to the extent
                                          not prohibited by the 1940 Act and
                                          exemptive orders granted under such
                                          Act, and except insofar as the Series
                                          may technically be deemed an
                                          underwriter under the Securities Act
                                          of 1933, as amended, in selling a
                                          portfolio security.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
(10) Make short sales of securities or    Senior Securities:  A Series may not
purchase any securities on margin except  issue any senior securities except to
to obtain such short term credits as      the extent not prohibited by the 1940
may be necessary for the clearance of     Act and exemptive orders granted
transactions; provided that this shall    under such Act.  For purposes of this
not prevent the Capital Appreciation      restriction, collateral arrangements
Series, Government Securities Series,     with respect to any type of swap,
Global Governments Series or Managed      option, Forward Contracts and
Sectors Series from making margin         Futures Contracts and collateral
deposits in connection with options,      arrangements with respect to initial
Futures Contracts, Options on Futures     and variation margin are not deemed
Contracts, Forward Contracts or options   to be the issuance of a senior
on foreign currencies; and provided       security.
that this shall not prevent the Total
Return Series, Managed Sectors Series
or Massachusetts Investors Trust Series
from making any short sales of
securities or selling a security which
it does not own if, by virtue of its
ownership of other securities, the
Series has, at the time of sale, a
right to obtain securities without
payment of further consideration
equivalent in kind and amount to the
securities sold and provided that
if such right is conditional, the sale
is made upon the same conditions.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
(11) Invest in commodities or             Real Estate, Oil and Gas, Mineral
commodity futures contracts or in real    Interests, Commodities:  A Series
estate; except that this restriction      may not purchase or sell real estate
shall not prevent the Capital             (excluding securities secured by real
Appreciation Series, Government           estate or interests therein and
Securities Series, Global Governments     securities of companies, such as real
Series or Managed Sectors Series from     estate investment trusts, which deal
writing, selling or purchasing Futures    in real estate or interests therein),
Contracts, Options on Futures Contracts,  interests in oil, gas or mineral
Forward Contracts or options on foreign   leases, commodities or commodity
currencies or from holding or selling     contracts (excluding currencies and
real estate or mineral leases,            any type of option, Futures Contracts
commodities or commodity contracts        and Forward Contracts) in the
acquired as a result of the ownership     ordinary course of its business.
of securities in accordance with their    The Series reserves the freedom of
investment objectives and policies and    action to hold and to sell real
provided that this restriction shall      estate, mineral leases,commodities or
not apply to the Massachusetts            commodity contracts (including
Investors Trust Series.                   currencies and any type of option,
                                          Futures Contracts and Forward
                                          Contracts) acquired as a result of
                                          the ownership of securities.


-------------------------------------------------------------------------------

(2)  INVESTMENT POLICIES THAT APPLY ONLY TO THE CAPITAL APPRECIATION SERIES

-------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY                REVISED FUNDAMENTAL POLICY OR
                                          PROPOSED REMOVAL OF POLICY
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
The Capital Appreciation Series will
operate under the general investment
restrictions described in Section 1.
In addition, the Capital Appreciation
Series will not:
-------------------------------------------------------------------------------
(1)  Purchase securities of any issuer    It is proposed that this fundamental
(other than obligations of, or            policy be removed.
guaranteed by the U.S. Government, its
agencies or instrumentalities) if, as
a result of such purchase, more than
5% of the value of its assets would be
invested in the securities of that
issuer.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
(2)  Purchase more than 10% of any        It is proposed that this fundamental
class of securities of any issuer.        policy be removed.
All debt securities and all
preferred stocks shall each be
considered one class.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
(3)  Concentrate more than 25% of the     Industry Concentration: The Capital
value of its assets in any one            Appreciation Series may not purchase
industry.  Water, communications,         any securities of an issuer in a
electric, and gas utilities shall         particular industry  if as a result
each be considered a separate industry.   25% or more of its total assets
                                          (taken at market value at the time of
                                          purchase) would be invested in
                                          securities of issuers whose principal
                                          business activities are in the same
                                          industry.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
(4)  Invest more than 10% of its total    It is proposed that this fundamental
assets in securities of issuers which     policy be removed.
are not readily marketable (including
repurchase agreements maturing in more
than seven days).
-------------------------------------------------------------------------------

(3) INVESTMENT POLICIES THAT APPLY ONLY TO THE MASSACHUSETTS INVESTORS TRUST SERIES

-------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY                REVISED FUNDAMENTAL POLICY OR
                                          PROPOSED REMOVAL OF POLICY
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
The Massachusetts Investors Trust
Series will operate under the general
investment restrictions described
in Section 1. In addition, the
Massachusetts Investors Trust Series
will not:
-------------------------------------------------------------------------------
(1)  Pledge, mortgage or hypothecate an   It is proposed that this fundamental
amount of assets which (taken at market   policy be removed.
value) exceeds 15% of its gross assets
(taken at the lower of cost or market
value).
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
(2)  Concentrate more than 25% of the     Industry Concentration:  The Series
value of its assets in any one industry.  may not purchase any securities of an issuer in a particular industry if as
                                          a result 25% or more of its total
                                          assets (taken at market value at the
                                          time of purchase) would be invested
                                          in securities of issuers whose
                                          principal business activities are in
                                          the same industry.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
(3)  Purchase securities of any issuer    It is proposed that this fundamental
(other than obligations of or             policy be removed.
guaranteed by the U.S. Government, its
agencies or instrumentalities) if, as
a result of such purchase, more than
5% of the value of its assets would be
invested in the securities of that
issuer.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
(4)  Purchase voting securities of any    It is proposed that this fundamental
issuer if such purchase, at the time      policy be removed.
thereof, would cause more than 10% of
the outstanding voting securities of
such issuer to be held by the
Massachusetts Investors Trust Series;
or purchase securities of any issuer if
such purchase at the time thereof would
cause the Massachusetts Investors Trust
Series to hold more than 10% of any
class of securities of such issuer. For
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
this purpose all indebtedness of an
issuer shall be deemed a single class
and all preferred stock of an issuer
shall be deemed a single class.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
(5)  Invest more than 10% of its total    It is proposed that this fundamental
assets, taken at market value, in         policy be removed.
securities of issuers which
are not readily marketable (including
repurchase agreements maturing in more
than seven days).
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
(6)  Purchase or sell real estate         Real Estate, Oil and Gas, Mineral
(including limited partnership            Interests, Commodities:  The Series
interests but excluding securities of     may not purchase or sell real estate
companies, such as real estate            (excluding securities secured by real
investment trusts, which deal in real     estate or interests therein and
estate or interests therein) or mineral   securities of companies, such as
leases, commodities or commodity          real estate investment trusts, which
contracts in the ordinary course of       deal in real estate or interests
its business. The Massachusetts           therein), interests in oil, gas or
Investors Trust Series reserves the       mineral leases, commodities or
freedom of action to hold and to sell     commodity contracts (excluding
real estate or mineral leases,            currencies and any type of option,
commodities or commodity contracts        Futures Contracts and Forward
acquired as a result of the ownership     Contracts) in the ordinary course of
of securities, but will not purchase      its business.  The Series reserves
securities for the purpose of acquiring   the freedom of action to hold and to
real estate or mineral leases,            sell real estate, mineral leases,
commodities or commodity contracts.       commodities or commodity contracts
                                          (including currencies and any type of
                                          option, Futures Contracts and Forward
                                          Contracts) acquired as a result of
                                          the ownership of securities.


-------------------------------------------------------------------------------

(4)  INVESTMENT POLICIES THAT APPLY ONLY TO THE GOVERNMENT SECURITIES SERIES

-------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY                REVISED OR ADDED FUNDAMENTAL POLICY
                                          OR PROPOSED REMOVAL OF POLICY
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
The Government Securities Series will
operate under the general investment
restrictions described in Section 1.
In addition, the Government Securities
Series will not:
-------------------------------------------------------------------------------
(1)  Purchase securities of any issuer    It is proposed that this fundamental
(other than obligations of or             policy be removed.
guaranteed by the U.S. Government, its
agencies or instrumentalities that
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
are backed by the full faith and
credit of the U.S. Government) if, as
a result of such purchase, more than
10% of the value of its assets would be
invested in securities of that issuer
(for this purpose, investments in
certificates representing individual
interests in pools of U.S. Treasury
securities will be treated as direct
investments in U.S. Treasury
obligations).
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
(2)  Purchase more than 10% of any        It is proposed that this fundamental
class of securities of any issuer (for    policy be removed.
this purpose all indebtedness of an
issuer shall be deemed a single loss).
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
(3)  Purchase equity securities or        It is proposed that this fundamental
voting securities.                        policy be removed.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
(4)  Purchase interests in pools of       It is proposed that this fundamental
mortgages evidenced by direct pass        policy be removed.
through mortgage certificates if,
as a result of such purchase, more
than 90% of the value of its assets
would be evidenced by direct pass
through mortgage certificates.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
(5)  Invest in securities of issuers      It is proposed that this fundamental
which are not readily marketable          policy be removed.
(except for repurchase agreements
maturing in more than seven days).
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                          It is proposed that the following
                                          fundamental policy be added:
                                          Industry Concentration: The Series
                                          may not purchase any securities of an
                                          issuer in a particular industry if as
                                          a result 25% or more of its total
                                          assets (taken at market value at the
                                          time of purchase) would be invested
                                          in securities of issuers whose
                                          principal business activities are in
                                          the same industry.
-------------------------------------------------------------------------------

(5)  INVESTMENT POLICIES THAT APPLY ONLY TO THE HIGH YIELD SERIES

-------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY                REVISED FUNDAMENTAL POLICY OR
                                          PROPOSED REMOVAL OF POLICY
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
The High Yield Series will operate
under the general investment
restrictions described in Section 1.
In addition, the High Yield Series
will not:
-------------------------------------------------------------------------------
(1)  Purchase securities of any issuer    It is proposed that this fundamental
(other than obligations of or guaranteed  policy be removed.
by the U.S. Government, its agencies or
instrumentalities) if, as a result of
such purchase, more than 10% of the
value of its assets would be invested
in the securities of that issuer.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
(2)  Concentrate more than 25% of the     Industry Concentration: The Series
value of its assets in any one            may not purchase any securities of an
industry. Water, communications,          issuer in a particular industry if as
electric, and gas utilities shall         a result 25% or more of its total
each be considered a separate             assets (taken at market value at the
industry.                                 time of purchase) would be invested
                                          in securities of issuers whose
                                          principal business activities are in
                                          the same industry.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
(3)  Invest more than 10% of its total    It is proposed that this fundamental
assets, taken at market value, in         policy be removed.
securities of issuers which are not
readily marketable (including repurchase
agreements maturing in more than seven
days).
-------------------------------------------------------------------------------

(6)  INVESTMENT POLICIES THAT APPLY ONLY TO THE MANAGED SECTORS SERIES

-------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY                REVISED OR ADDED FUNDAMENTAL POLICY
                                          OR PROPOSED REMOVAL OF POLICY
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
The Managed Sectors Series will
operate under the general investment
restrictions described in Section 1.
In addition, the Managed Sectors
Series will not:
-------------------------------------------------------------------------------
(1)  Purchase the securities of any       It is proposed that this fundamental
issuer (other than obligations of, or     policy be removed.
guaranteed by the U.S. Government, its
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
agencies or instrumentalities) if, as
to 50% of the series' total assets,
such purchase, at the time thereof,
would cause more than 5% of its total
assets, taken at market value, to be
invested in the securities of such
issuer.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
(2)  Purchase voting securities of any    It is proposed that this fundamental
issuer if, as to 50% of the value of      policy be removed.
the series' assets, such purchase, at
the time thereof, would cause more
than 10% of the outstanding voting
securities of such issuer to be held
by the Series.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
(3)  Invest more than 10% of its total    It is proposed that this fundamental
assets, taken at market value, in         policy be removed.
securities of issuers which are not
readily marketable (including repurchase
agreements maturing in more than seven
days).
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                          It is proposed that the following
                                          fundamental policy be added: Industry
                                          Concentration: The Series may not
                                          purchase any securities of an issuer
                                          in a particular industry if as a
                                          result 25% or more of its total
                                          assets (taken at market value at the
                                          time of purchase) would be invested
                                          in securities of issuers whose
                                          principal business activities are in
                                          the same industry.
-------------------------------------------------------------------------------

(7)  INVESTMENT POLICIES THAT APPLY ONLY TO THE MONEY MARKET SERIES

-------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY                REVISED FUNDAMENTAL POLICY OR
                                          PROPOSED REMOVAL OF POLICY
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
The Money Market Series will operate
under the general investment
restrictions described in Section 1.
In addition, the Money Market Series
will not:
-------------------------------------------------------------------------------
(1)  Purchase securities of any issuer    It is proposed that this fundamental
(other than obligations of or guaranteed  policy be removed.
by the U.S. Government, its agencies or
instrumentalities) if, as a result of
such purchase, more than 5% of the
value of its assets would be invested
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
in securities of that issuer.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
(2) Purchase more than 10% of any class   It is proposed that this fundamental
of securities of any issuer               policy be removed.
(for this purpose all indebtedness of
an issuer shall be deemed a single
class).
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
(3)  Concentrate more than 25% of the     Industry Concentration: The Series
value of its assets in any one industry,  may not purchase any securities of an
provided that this restriction shall      issuer in a particular industry if as
not apply to obligations issued or        a result 25% or more of its total
guaranteed by the U.S. Government, its    assets (taken at market value at the
agencies or instrumentalities, or         time of purchase) would be invested
certificates of deposit or in             issuers whose principal business
securities of securities issued or        activities are in the same industry.
guaranteed by domestic banks.             This restriction shall not apply to
                                          securities or obligations issued or
                                          guaranteed by banks or bank holding
                                          companies, finance companies or
                                          utility companies.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
(4)  Purchase equity securities,          It is proposed that this fundamental
voting securities or local                policy be removed.
or state government securities.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
(5)  Invest in securities of issuers      It is proposed that this fundamental
which are not readily marketable          policy be removed.
(except for repurchase agreements
maturing in more than seven days).
-------------------------------------------------------------------------------

(8)  INVESTMENT POLICIES THAT APPLY ONLY TO THE TOTAL RETURN SERIES

-------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY                REVISED FUNDAMENTAL POLICY OR
                                          PROPOSED REMOVAL OF POLICY
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
The Total Return Series will operate
under the general investment
restrictions described in Section 1.
In addition, the Total Return Series
will not:
-------------------------------------------------------------------------------
(1)  Concentrate its investments in       Industry Concentration: The Series
any particular industry, but if it is     may not purchase any securities of an
deemed appropriate for the attainment     issuer in a particular industry if as
of its investment objectives, up to       a result 25% or more of its total
25% of its assets, taken at market        assets (taken at market value at the
value at the time of each                 time of purchase) would be invested in
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
investment, may be invested in any        securities of issuers whose principal
one industry.                             business activities are in the same
                                          industry.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
(2)  Purchase the securities of any       It is proposed that this fundamental
issuer (other than obligations of, or     policy be removed.
guaranteed by the U.S. Government, its
agencies or instrumentalities) if such
purchase, at the time thereof, would
cause more than 5% of its total assets,
taken at market value, to be invested
in the securities of such issuer.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
(3)  Purchase voting securities of any    It is proposed that this fundamental
issuer if such purchase, at the time      policy be removed.
thereof, would cause more than 10% of
the outstanding voting securities of
such issuer to be held by the
Series, or purchase securities of any
issuer if such purchase at the time
thereof, would cause the Series to
hold more than 10% of any class of
securities of such issuer. For this
purpose, all indebtedness of an issuer
shall be deemed a single class and all
preferred stock of an issuer shall be
deemed a single class.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
(4)  Invest more than 10% of its total    It is proposed that this fundamental
assets, taken at market value, in         policy be removed.
securities of issuers which are not
readily marketable (including repurchase
agreements maturing in more than seven
days).
-------------------------------------------------------------------------------

(9)  INVESTMENT POLICIES THAT APPLY ONLY TO THE GLOBAL GOVERNMENTS SERIES

-------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY                REVISED OR ADDED FUNDAMENTAL POLICY
                                          OR PROPOSED REMOVAL OF POLICY
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
The Global Governments Series will
operate under the general investment
restrictions described in Section 1.
In addition, the Global Governments
Series will not:
-------------------------------------------------------------------------------
(1)  Purchase the securities of any       It is proposed that this fundamental
issuer (other than obligations of, or     policy be removed.
guaranteed by the U.S. Government, its
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
agencies or instrumentalities) if such
purchase at the time thereof would
cause more than 10% of the voting
securities of such issuer to be held
by the Series.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
(2)  Invest more than 10% of its total    It is proposed that this fundamental
assets, taken at market value, in         policy be removed.
securities of issuers which are not
readily marketable (including repurchase
agreements maturing in more than seven
days).
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                          It is proposed that the following
                                          fundamental policy be added:
                                          Industry Concentration: The Series
                                          may not purchase any securities of an
                                          issuer in a particular industry if as
                                          a result 25% or more of its total
                                          assets (taken at market value at the
                                          time of purchase) would be invested
                                          in securities of issuers whose
                                          principal business activities are in
                                          the same industry.
-------------------------------------------------------------------------------

(10) INVESTMENT POLICIES THAT APPLY ONLY TO THE UTILITIES SERIES

-------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY                REVISED FUNDAMENTAL POLICY OR
                                          PROPOSED REMOVAL OF POLICY
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
The Utilities Series will not:
-------------------------------------------------------------------------------
(1) Borrow amounts in excess of           Borrow Money: The Series may not
33 1/3% of its gross assets, and          borrow money except to the extent
then only as a temporary measure for      such borrowing is not prohibited by
extraordinary or emergency purposes,      the 1940 Act and exemptive orders
or pledge, mortgage or hypothecate        granted under such Act.
its assets (taken at market value) to
an extent greater than 33 1/3% of its
gross assets, in each case taken at
the lower of cost or market value and
subject to a 300% asset coverage
requirement (for the purpose of this
restriction, collateral arrangements
with respect to options, Futures
Contracts, Options on Futures Contracts,
Forward Contracts and Options on Foreign
Currencies and payments of initial and
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
variation margin in connection
therewith are not considered a
pledge of assets); while such
borrowings exceed 5% of the Series'
gross assets, no securities may be
purchased; however, the Series may
complete the purchase of securities
already contracted for.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
(2)  Underwrite securities issued         Underwrite Securities: The Series may
by other persons except insofar as        not underwrite securities issued by
the Series may technically be             other persons, except that all or any
deemed an underwriter under the           portion of the assets of the Series
Securities Act of  1933 in selling        may be invested in one or more
a portfolio security.                     investment companies, to the extent
                                          not prohibited by the 1940 Act and
                                          exemptive orders granted under such
                                          Act, and except insofar as the Series
                                          may technically be deemed an
                                          underwriter under the Securities Act
                                          of 1933, as amended, in selling a
                                          portfolio security.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
(3)  Invest 25% or more of the market     Industry Concentration: The Series
value of its total assets in              may not invest 25% or more of the
securities of issuers in any one          market value of its total assets in
industry (excluding obligations           securities of issuers in any one
of the U.S. Government and                industry, except that the Series will
repurchase agreements collateralized      invest at least 25% of its total
by obligations of the U.S. Government),   assets in the utilities industry.
except that the Series will invest
at least 25% of its total assets in the
utilities industry.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
(4)  Purchase or sell real estate         Real Estate, Oil and Gas, Mineral
(including limited partnership            Interests, Commodities:  The Series
interests but excluding securities        may not purchase or sell real estate
secured by real estate or interests       (excluding securities secured by real
therein), interests in oil, gas or        estate or interests therein and
mineral leases commodities or             securities of companies, such as real
commodity contracts (except foreign       estate investment trusts, which deal
currencies, Forward Contracts,            in real estate or interests therein)
Futures Contracts, options, Options on    interests in oil, gas or mineral
Futures Contracts and Options on          leases, commodities or commodity
Foreign Currencies) in the ordinary       contracts (excluding currencies and
course of its business. The Series        any type of option, Futures Contracts
reserves the freedom of action            and Forward Contracts) in the
to hold and to sell real estate and       ordinary course of its business.
commodities acquired as a result of       The Series reserves freedom of action
the ownership of securities.              to hold and to sell real estate,
                                          mineral leases, commodities or
                                          commodity contracts (including
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                          currencies and any type of option,
                                          Futures Contracts and Forward
                                          Contracts) acquired as a result of
                                          the ownership of securities.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
(5)  Make loans to other persons          Make Loans: The Series may not make
except through the lending of its         loans except to the extent not
portfolio securities and except           prohibited by the 1940 Act and
through repurchase agreements. For        exemptive orders granted under such
these purposes the purchase of            Act.
commercial paper or all or a
portion of an issue of debt
securities shall not be
considered the making of a loan.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
(6)  Invest for the purpose of            It is proposed that this fundamental
exercising control or management.         policy be removed.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
(7)  Purchase any securities or           Senior Securities: The Series may not
evidences of interest therein on          issue any senior securities except to
margin, except that the Series            the extent not prohibited by the 1940
may obtain such short-term credit          Act and exemptive orders granted
as may be necessary for the clearance     under such Act. For purposes of this
of any transactions and except that       restriction, collateral arrangements
the Series may make margin deposits in    with respect to any type of swap,
connection with Futures Contracts,        option, Forward Contracts and Futures
Options on Futures Contracts, Forward     Contracts and collateral arrangements
Contracts, options and Options on         with respect to initial and variation
Foreign Currencies.                       margin are not deemed to be the
                                          issuance of a senior security.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
(8)  Sell any security which the Series   It is proposed that this fundamental
does not own unless by virtue of          policy be removed.
its ownership of other securities the
Series has at the time of sale a right
to obtain securities without payment of
further consideration equivalent in
kind and amount to the securities sold
and provided that if such right is
conditional the sale is made upon the
same conditions.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
(9) Invest in illiquid investments,       It is proposed that this fundamental
including securities which are subject    policy be removed.
to legal or contractual restrictions
on resale, or for which there is no
readily available market (e.g.,
trading in the security is suspended
or, in the case of unlisted securities,
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
market makers do not exist or will not
entertain bids or offers), unless the
Board of Trustees of the Trust has
determined that such securities are
liquid based upon trading markets for
the specific security, if more than 15%
of the Series' assets (taken at market
value) would be invested in such
securities.
-------------------------------------------------------------------------------

(11) INVESTMENT POLICIES THAT APPLY ONLY TO THE BOND SERIES, CAPITAL OPPORTUNITIES SERIES, EMERGING GROWTH SERIES, EQUITY INCOME SERIES, MASSACHUSETTS INVESTORS GROWTH STOCK SERIES, NEW DISCOVERY SERIES, RESEARCH GROWTH AND INCOME SERIES, RESEARCH INTERNATIONAL SERIES, RESEARCH SERIES, STRATEGIC INCOME SERIES, GLOBAL ASSET ALLOCATION SERIES, GLOBAL GROWTH SERIES AND GLOBAL TOTAL RETURN SERIES (SEE (12) BELOW FOR TWO ADDITIONAL RESTRICTIONS APPLICABLE ONLY TO THE EMERGING GROWTH SERIES AND RESEARCH SERIES)

-------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY                REVISED FUNDAMENTAL POLICY OR
                                          PROPOSED REMOVAL OF POLICY
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
None of these Series may, except
as indicated:
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
(1)  Borrow amounts in excess of          Borrow Money: A Series may not borrow
33 1/3% of its assets including           money except to the extent such
amounts borrowed, and then only as a      borrowing is not prohibited by the
temporary measure for extraordinary       1940 Act and exemptive orders granted
or emergency purposes.                    under such Act;

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
(2)  Underwrite securities issued by      Underwrite Securities: A Series may
other persons except insofar as a         not underwrite securities issued by
Series may technically be deemed an       other persons, except that all or any
underwriter under the Securities Act      portion of the assets of the Series
of 1933 in selling a portfolio            may be invested in one or more
security.                                 investment companies, to the extent
                                          not prohibited by the 1940 Act and
                                          exemptive orders granted under such
                                          Act, and except insofar as the Series
                                          may technically be deemed an
                                          underwriter under the Securities Act
                                          of 1933, as amended, in selling a
                                          portfolio security.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
(3)  Purchase or sell real estate         Real Estate, Oil and Gas, Mineral
(including limited partnership            Interests, Commodities: A Series may
interests but excluding securities        not purchase or sell real estate
secured by real estate or interests       (excluding securities secured by real
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
therein and securities of companies,      estate or interests therein and
such as real estate investment trusts,    securities of companies, such as real
which deal in real estate or interests    estate investment trusts, which deal
therein), interests in oil, gas or        in real estate or interests therein),
mineral leases, commodities or            interests in oil, gas or mineral
commodity contracts (excluding            leases, commodities or commodity
currencies, any type of option, any       contracts (excluding currencies and
type of futures contract, and Forward     any type of option, Futures Contracts
Contracts) in the ordinary course of      and Forward Contracts) in the
its business. The Series reserve the      ordinary course of its business. The
freedom of action to hold and to sell     Series reserves the freedom of action
real estate, mineral leases,              to hold and to sell real estate,
commodities or commodity contracts        mineral leases, commodities or
(including currencies, any type of        commodity contracts (including
option, any type of futures contract,     currencies and any type of option,
and Forward Contracts) acquired as a      Futures Contracts and Forward
result of the ownership of securities.    Contracts) acquired as a result of
                                          the ownership of securities.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
(4)  Issue any senior securities          Senior Securities:  A Series may not
except as permitted by the 1940 Act       issue any senior securities except to
(For purposes of this restriction,        the extent not prohibited by the 1940
collateral arrangements with respect to   Act and exemptive orders granted under
any type of option, any type of swap      such Act.  For purposes of this
agreement,Forward Contracts and any       restriction, collateral arrangements
type of futures contract and collateral   with respect to any type of swap,
arrangements with respect to initial      option, Forward Contracts and Futures
and variation margin are not deemed to    Contracts and collateral arrangements
be the issuance of a senior security).    with respect to initial and variation
                                          margin are not deemed to be the
                                          issuance of a senior security.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
(5) Make loans to other persons.          Make Loans: A Series may not make
For these purposes the purchase of        loans except to the extent not
short-term commercial paper, the          prohibited by the 1940 Act and
purchase of a portion or all of an        exemptive orders granted under such
issue of debt securities, the purchase    Act.
of loan participations and other direct
indebtedness in accordance with its
investment objectives, the lending of
portfolio securities, and the
investment of a Series' assets in
repurchase agreements shall not be
considered the making of a loan.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
(6) Purchase any securities of an         Industry Concentration: A Series may
issuer of a particular industry, if       not purchase any securities of an
as a result 25% or more of its gross      issuer in a particular industry if as
assets would be invested in securities    a result 25% or more of its total
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
of issuers whose principal business       assets (taken at market value at the
activities are in the same industry       time of purchase) would be invested in
(except for obligations issued or         securities of issuers whose principal
guaranteed by the U.S. Government or      business activities are in the same
its agencies, authorities or              industry.
instrumentalities and repurchase
agreements collateralized by such
obligations).
-------------------------------------------------------------------------------

(12) INVESTMENT POLICIES THAT APPLY ONLY TO THE EMERGING GROWTH SERIES AND THE RESEARCH SERIES

-------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY                REVISED FUNDAMENTAL POLICY OR
                                          PROPOSED REMOVAL OF POLICY
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Neither the Emerging Growth Series
nor the Research Series may:
-------------------------------------------------------------------------------
(1)  Purchase the securities of any       It is proposed that this fundamental
issuer if such purchase, at the time      policy be removed.
thereof, would cause more than 5%
of its total assets (taken at market
value) to be invested in the securities
of such issuer, other than U.S.
Government securities.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
(2)  Purchase voting securities of any    It is proposed that this
issuer if such purchase, at the time      fundamental policy be removed.
thereof, would cause more than 10% of
the outstanding voting securities of
such issuer to be held by the Series;
or purchase securities of any issuer
if such purchase at the time thereof
would cause the Series to hold more
than 10% of any class of securities
of such issuer. For this purpose, all
indebtedness of an issuer shall be
deemed a single class and all
preferred stock of an issuer shall
be deemed a single class.
-------------------------------------------------------------------------------

(13) INVESTMENT POLICIES THAT APPLY ONLY TO THE EMERGING MARKETS EQUITY SERIES, INTERNATIONAL GROWTH SERIES AND INTERNATIONAL GROWTH AND INCOME SERIES

-------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY                REVISED FUNDAMENTAL POLICY OR
                                          PROPOSED REMOVAL OF POLICY
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
None of these Series may, except as
indicated:
-------------------------------------------------------------------------------
(1)  Borrow amounts in excess of          Borrow Money:  A Series may not borrow
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
33 1/3% of its assets including           money except to the extent such
amounts borrowed.                         borrowing is not prohibited by the
                                          1940 Act and exemptive orders granted
                                          under such Act.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
(2) Underwrite securities issued          Underwrite Securities: A Series may
by other persons except insofar as        not underwrite securities issued by
a Series may technically be deemed        other persons, except that all or any
an underwriter under the Securities       portion of the assets of the Series
Act of 1933 in selling a portfolio        may be invested in one or more
security.                                 investment companies, to the extent
                                          not prohibited by the 1940 Act and
                                          exemptive orders granted under such
                                          Act, and except insofar as the Series
                                          may technically be deemed an
                                          underwriter under the Securities Act
                                          of 1933, as amended, in selling a
                                          portfolio security.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
(3)  Purchase or sell real estate         Real Estate, Oil and Gas, Mineral
(including limited partnership            Interests, Commodities:  A Series may
interests but excluding securities        not purchase or sell real estate
secured by real estate or interests       (excluding securities secured by real
therein and securities of companies,      estate or interests therein and
such as real estate investment trusts,    securities of companies, such as real
which deal in real estate or interests    estate investment trusts, which deal
therein), interests in oil, gas or        in real estate or interests therein),
mineral leases, commodities or            interests in oil, gas or mineral
commodity contracts (excluding            leases, commodities or commodity
currencies, any type of option, any       contracts (excluding currencies and
type of futures contract, and Forward     any type of option, Futures Contracts
Contracts) in the ordinary course         and Forward Contracts) in the ordinary
of its business.  The Series reserve      course of its business.  The Series
the freedom of action to hold and to      reserves the freedom of action to hold
sell real estate, mineral leases,         and to sell real estate, mineral
commodities or commodity contracts        leases, commodities or commodity
(including currencies, any type of        contracts (including currencies and
option, any type of futures contract,     any type of option, Futures Contracts
and Forward Contracts) acquired as        and Forward Contracts) acquired as a
a result of the ownership of              result of the ownership of securities.
securities.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
(4)  Issue any senior securities          Senior Securities:  A Series may not
except as permitted by the 1940 Act       issue any senior securities except to
(For purposes of this restriction,        the extent not prohibited by the 1940
collateral arrangements with respect      Act and exemptive orders granted under
to any type of option, any type of        such Act.  For purposes of this
swap agreement, Forward Contracts         restriction, collateral arrangements
and any type of futures contract          with respect to any type of swap,
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
and collateral arrangements with          option, Forward Contracts and
respect to initial and variation          Futures Contracts and collateral
margin are not deemed to be the           arrangements with respect to initial
issuance of a senior security.)           and variation margin are not deemed to
                                          be the issuance of a senior security.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
(5)  Make loans to other persons.         Make Loans: A Series may not make
For these purposes, the purchase          loans except to the extent not
of short-term commercial paper,           prohibited by the 1940 Act and
the purchase of a portion or all          exemptive orders granted under such
of an issue of debt securities, the       Act.
purchase of loan participations and
other direct indebtedness in
accordance with its investment
objectives, the lending of portfolio
securities, and the investment of
a Series' assets in repurchase
agreements shall not be considered
the making of a loan.
-------------------------------------------------------------------------------
(6) Purchase any securities of an         Industry Concentration: A Series may
issuer of a particular industry,          not purchase any securities of an
if as a result 25% or more of             issuer in a particular industry if as
its gross assets would be invested        a result 25% or more of its total
in securities of issuers whose            assets (taken at market value at the
principal business activities are         time of purchase) would be invested in
in the same industry (except for          securities of issuers whose principal
obligations issued or guaranteed          business activities are in the same
by the U.S. Government or its             industry.
agencies, authorities or
instrumentalities and repurchase
agreements collateralized by such
obligations).
-------------------------------------------------------------------------------

(14)     INVESTMENT POLICIES THAT APPLY ONLY TO THE STRATEGIC GROWTH SERIES

-------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY                REVISED FUNDAMENTAL POLICY OR
                                          PROPOSED REMOVAL OF POLICY
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
The Strategic Growth Series may not:
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
(1)  Borrow amounts from banks in         Borrow Money:  The Series may not
excess of 33 1/3% of its assets           borrow money except to the extent
including amounts borrowed.               such borrowing is not prohibited by
                                          the 1940 Act and exemptive orders
                                          granted under such Act.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
(2)  Underwrite securities issued by      Underwrite Securities: The Series may
other persons except insofar as the       not underwrite securities issued by
Series may technically be deemed an       other persons, except that all or any
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
underwriter under the Securities Act      portion of the assets of the Series
of 1933, as amended (the "1933            may be invested in one or more
Act") in selling a portfolio              investment companies, to the extent
security.                                 not prohibited by the 1940 Act and
                                          exemptive orders granted under such
                                          Act, and except insofar as the Series
                                          may technically be deemed an
                                          underwriter under the Securities Act
                                          of 1933, as amended, in selling a
                                          portfolio security.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
(3)  Purchase or sell real estate         Real Estate, Oil and Gas, Mineral
(including limited partnership            Interests, Commodities:  The Series
interests but excluding securities        may not purchase or sell real estate
secured by real estate or interests       (excluding securities secured by real
therein and securities of companies,      estate or interests therein and
such as real estate investment            securities of companies, such as real
trusts, which deal in real estate or      estate investment trusts, which deal
interests therein), interests in          in real estate or interests therein),
oil, gas or mineral leases,               interests in oil, gas or mineral
commodities or commodity contracts        leases, commodities or commodity
(excluding currencies and any type        contracts (excluding currencies and
of option, Futures Contracts and          any type of option, Futures contracts
Forward Contracts) in the ordinary        and Forward Contracts) in the ordinary
course of its business.  The Series       course of its business.  The Series
reserves the freedom of action to         reserves the freedom of action to hold
hold and to sell real estate,             and to sell real estate, mineral
mineral leases, commodities or            leases, commodities or commodity
commodity contracts (including            contracts (including currencies and
currencies and any type of option,        any type of option, Futures Contracts
Future Contracts and Forward Contracts)   and Forward Contracts) acquired as a
acquired as a result of the ownership     result of the ownership of securities.
of securities.

-------------------------------------------------------------------------------
(4) Issue any senior securities           Senior Securities: The Series may not
except as permitted by the 1940 Act.      issue any senior securities except to
For purposes of this restriction,         the extent not prohibited by the 1940
collateral arrangements with respect      Act and exemptive orders granted under
to any type of swap, option, Forward      such Act.  For purposes of this
Contracts and Futures Contracts           restriction, collateral arrangements
and collateral arrangements with          with respect to any type of swap,
respect to initial and variation          option, Forward Contracts and Futures
margin are not deemed to be               Contracts and collateral arrangements
the issuance of a senior security.        with respect to initial and variation
                                          margin are not deemed to be the
                                          issuance of a senior security

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
(5)  Make loans to other persons.         Make Loans: The Series may not make
For these purposes, the purchase of       loans except to the extent not
commercial paper, the purchase of a       prohibited by the 1940 Act and
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
portion or all of an issue of debt        exemptive orders granted under such
securities, the lending of portfolio      Act.
securities, or the investment of the
Series' assets in repurchase
agreements, shall not be
considered the making of a loan.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
(6)  Purchase any securities of an        Industry Concentration:  The Series
issuer of a particular industry, if       may not purchase any securities of an
as a result, 25% or more of its gross     issuer in a particular industry if as
assets would be invested in securities    a result 25% or more of its total
of issuers whose principal business       assets (taken at market value at the
activities are in the same industry       time of purchase) would be invested in
(except there is no limitation with       securities of issuers whose principal
respect to obligations issued or          business activities are in the same
guaranteed by the U.S. Government         industry.
or its agencies and instrumentalities
and repurchase agreements
collateralized by such obligations).
-------------------------------------------------------------------------------

(15) INVESTMENT POLICIES THAT APPLY ONLY TO THE TECHNOLOGY SERIES, THE GLOBAL TELECOMMUNICATIONS SERIES AND THE MID CAP GROWTH SERIES

-------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY                REVISED FUNDAMENTAL POLICY OR
                                          PROPOSED REMOVAL OF POLICY
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
None of these Series may, except
as indicated:
-------------------------------------------------------------------------------
1) Borrow amounts in excess of            Borrow Money: A Series may not borrow
33 1/3% of its assets including amounts   money except to the extent such
borrowed                                  borrowing is not prohibited by the
                                          1940 Act and exemptive orders granted
                                          under such Act.
-------------------------------------------------------------------------------
2) Underwrite securities issued by        Underwrite Securities: A Series may
other persons except insofar as the       not underwrite securities issued by
Series may technically be deemed          other persons, except that all or any
an underwriter under the Securities       portion of the assets of the Series
Act of 1933 in selling a portfolio        may be invested in one or more
security                                  investment companies, to the extent
                                          not prohibited by the 1940 Act and
                                          exemptive orders granted under such
                                          Act, and except insofar as the Series
                                          may technically be deemed an
                                          underwriter under the Securities Act
                                          of 1933, as amended, in selling a
                                          portfolio security.

-------------------------------------------------------------------------------
3) Issue any senior securities except     Senior Securities:  A Series may not
as permitted by the 1940 Act.  For        issue any senior securities except to
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
purposes of this restriction,             the extent not prohibited by the 1940
collateral arrangements with respect      Act and exemptive orders granted under
to any type of option(including           such Act.  For purposes of this
Options on Futures Contracts,Options,     restriction, collateral arrangements
Options on Stock Indices and Options      with respect to any type of swap,
on Foreign currencies), short sales,      option, Forward Contracts and Futures
Forward contracts, Futures Contracts,     Contracts and collateral arrangements
any other type of futures contract,       with respect to initial and variation
and collateral arrangements with          margin are not  deemed to be the
respect to initial and variation          issuance of a senior security.
margin, are not deemed to be the
issuance of a senior security.
-------------------------------------------------------------------------------
4) Make loans to other persons. For       Make Loans: A Series may not make
these purposes, the purchase of           loans except to the extent not
short-term commercial paper, the          prohibited by the 1940 Act and
purchase of a portion or all of an        exemptive orders granted under such
issue of debt securities, the             Act.
lending of portfolio securities, or
the investment of the Series' assets
in repurchase agreements shall not
be considered the making of a loan.
-------------------------------------------------------------------------------
5)   Purchase or sell real estate         Real Estate, Oil and Gas, Mineral
(including limited partnership            Interests, Commodities:  A Series may
interests but excluding securities        not purchase or sell real estate
secured by real estate or interests       (excluding securities secured by real
therein and securities of companies,      estate or interests therein and
such as real estate investment trusts,    securities of companies, such as real
which deal in real estate or              estate investment trusts, which deal
interests therein), interests in oil,     in real estate or interests therein),
gas or mineral leases, commodities or     interests in oil, gas or mineral
commodities contracts (excluding Options  leases, commodities or commodity
on Futures Contracts, Options, Options    contracts (excluding currencies and
on  Stock Indices and Options on          any type of option, Futures Contracts
Foreign currencies and any other type     and Forward Contracts) in the ordinary
of option, Futures Contract, any other    course of its business.  The Series
type of futures contract, and Forward     reserves the freedom of action to
contracts) in the ordinary course         hold and to sell real estate, mineral
of its business.  The Series reserves     leases, commodities or commodity
the freedom of action to hold and to      contracts (including currencies and
sell real estate, mineral leases,         any type of option, Futures Contracts
commodities or commodity contracts        and Forward Contracts) acquired
(including Options on Futures             as a result of the ownership of
Contracts, Options, Options on Stock      securities.
Indices and Options on Foreign
currencies and any other type of
option, Futures Contract, any other
type of futures contract, and
Forward contracts) acquired as a
result of the ownership of securities.
-------------------------------------------------------------------------------

16   INVESTMENT RESTRICTION THAT APPLIES ONLY TO THE TECHNOLOGY SERIES AND MID
CAP GROWTH SERIES

-------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY                REVISED FUNDAMENTAL POLICY OR
                                          PROPOSED REMOVAL OF POLICY
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
None of these Series may, except
as indicated:
-------------------------------------------------------------------------------
Purchase any securities of an issuer      Industry Concentration: A Series may
of a particular industry, if as a         not purchase any securities of an
result, 25% or more of its gross          issuer in a particular industry if
assets would be invested in securities    as a result 25% or more of its total
of issuers whose principal business       assets (taken at market value at the
activities are in the same industry       time of purchase) would be invested in
(except obligations issued or             securities of issuers whose principal
guaranteed by the US Government or        business activities are in the same
its agencies and instrumentalities        industry.
and repurchase agreements
collateralized by such obligation).
-------------------------------------------------------------------------------

17   INVESTMENT POLICY THAT APPLIES ONLY TO GLOBAL TELECOMMUNICATIONS SERIES

-------------------------------------------------------------------------------
CURRENT FUNDAMENTAL POLICY                REVISED FUNDAMENTAL POLICY OR
                                          PROPOSED REMOVAL OF POLICY
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
The Global Telecommunications
Series may not:
-------------------------------------------------------------------------------
Invest 25% or more of the market          Industry Concentration: The Global
value of its total assets in              Telecommunications Series may not
securities of issuers in any one          invest 25% or more of the market
industry (excluding obligations of        value of its total assets in
the US Government and repurchase          securities of issuers in any one
agreements collateralized by              industry except that the Series will
obligations of the US Government),        invest at least 25% of its total
except that the Series will invest        assets in a group of related
at least 25% of its total assets          telecommunications industries.
in a group of related
telecommunications industries.

-------------------------------------------------------------------------------

                                                    MFS/SUN LIFE
                                                    SERIES TRUST

                                                500 Boylston Street
                                            Boston, Massachusetts 02116
                                    -------------------------------------------

                                                  Proxy Statement
                                              For the Special Meeting
                                           of Shareholders to be held on
                                                   March 20, 2001
                                    -------------------------------------------








                     MFS/SUN LIFE
                     SERIES TRUST

                  500 Boylston Street
              Boston, Massachusetts 02116

                                     PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

                           MFS/SUN LIFE SERIES TRUST

                  PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS,
                                 MARCH 20, 2001

The undersigned, revoking prior proxies, hereby appoints James R. Bordewick, Jr., Stephen E. Cavan, C. James Prieur and James O. Yost, and each of them, proxies with several powers of substitution, to vote for the undersigned at the Special Meeting of shareholders of MFS/SUN LIFE SERIES TRUST to be held at 500 Boylston Street, 24th Floor, Boston, Massachusetts, on Tuesday, March 20, 2001, notice of which meeting and the Proxy Statement accompanying the same have been received by the undersigned, or at any adjournment thereof, upon the following matters as described in the Notice of Meeting and accompanying Proxy Statement.

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. ALL PROPOSALS (SET FORTH ON THE REVERSE OF THIS PROXY CARD) HAVE BEEN PROPOSED BY THE BOARD OF TRUSTEES. IF NO DIRECTION IS GIVEN ON THESE PROPOSALS, THIS PROXY CARD WILL BE VOTED "FOR" THE NOMINEES AND "FOR" ITEMS 2, 3, 4 AND 5. THE PROXY WILL BE VOTED IN ACCORDANCE WITH tHE HOLDER'S BEST JUDGMENT AS TO ANY OTHER MATTERS.


----------------------------------------
PLEASE VOTE AND SIGN ON REVERSE SIDE ANd RETURN PROMPTLY IN ENCLOSED ENVELOPE.

----------------------------------------
Please sign this proxy exactly as your name or names appear on reverse side of this card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
----------------------------------------

[X]  PLEASE MARK VOTES AS
     IN THIS EXAMPLE


MFS(R)/SUN LIFE SERIES TRUST


     1.   TO ELECT A BOARD OF           FOR ALL                      FOR ALL
          TRUSTEES.                    NOMINEES      WITHHOLD        EXCEPT
                                          [ ]          [ ]             [ ]
          NOMINEES:

          SAMUEL ADAMS
          J. KERMIT BIRCHFIELD
          ROBERT C. BISHOP
          FREDERICK H. DULLES
          WILLIAM R. GUTOW
          DAVID D. HORN
          DERWYN F. PHILLIPS
          C. JAMES PRIEUR
          RONALD G. STEINHART
          HAVILAND WRIGHT




IF YOU DO NOT WISH YOUR SHARES VOTED "FOR"
A PARTICULAR NOMINEE, MARK THE "FOR
ALL EXCEPT" BOX AND STRIKE A LINE THROUGH
THE NAME(S) OF THE NOMINEE(S). YOUR SHARES
WILL BE VOTED FOR THE REMAINING NOMINEE(S).


     2.   TO AUTHORIZE THE TRUSTEES TO
          ADOPT AN AMENDED AND RESTATED
          DECLARATION OF TRUST.


                                          FOR        AGAINST         ABSTAIN
                                          [ ]          [ ]             [ ]

     3.   TO AMEND, REMOVE OR ADD
          CERTAIN FUNDAMENTAL POLICIES
          OF THE SERIES.
                                          FOR        AGAINST         ABSTAIN
                                          [ ]          [ ]             [ ]

     4.   SHAREHOLDERS OF THE
          MONEY MARKET SERIES
          ONLY:
          TO CHANGE THE
          INVESTMENT OBJECTIVE
          OF THE MONEY MARKET
          SERIES FROM FUNDAMENTAL
          TO NON-FUNDAMENTAL.


                                          FOR        AGAINST         ABSTAIN
                                          [ ]          [ ]             [ ]

     5.   TO RATIFY THE SELECTION
          OF ACCOUNTANTS.                 FOR        AGAINST         ABSTAIN
                                          [ ]          [ ]             [ ]

PLEASE BE SURE TO SIGN AND DATE THIS PROXY.         DATE

------------------------      ------------------------
------------------------      ------------------------
SHAREHOLDER SIGN HERE                      CO-OWNER SIGN HERE

RECORD DATE SHARES:

------------------------------------------------------